MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of March 5, 2001, between KeyBank National Association, a national banking association ("KeyBank"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller") and Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation ("CSFB Mortgage Securities"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

     KeyBank desires to sell, assign, transfer, set over and otherwise convey to CSFB Mortgage Securities, without recourse, and CSFB Mortgage Securities desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the "Schedule A-1 Loans") identified on the schedule annexed hereto as Exhibit A-1, as such schedule may be amended from time to time pursuant to the terms hereof.

     In addition, KeyBank previously sold the multifamily and commercial mortgage loans (collectively, the "Schedule A-2 Loans;" and, collectively with the Schedule A-1 Loans, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A-2 (together with Exhibit A-1, the "Mortgage Loan Schedule"), to Column Financial, Inc. ("Column"). Column has entered into a separate mortgage loan purchase agreement with CSFB Mortgage Securities, whereby Column has agreed to sell the Schedule A-2 Loans, together with certain other multifamily and commercial mortgage loans, to CSFB Mortgage Securities. In connection with its sale of the Schedule A-2 Loans to Column, KeyBank agreed to make certain representations and warranties with respect to the Schedule A-2 Loans to any person or entity that acquired those Mortgage Loans from Column, in accordance with the terms and provisions of the mortgage loan purchase agreement whereby Column acquired the Schedule A-2 Loans from KeyBank. In satisfaction of its agreement with Column, KeyBank is making such representations and warranties with respect to the Schedule A-2 Loans in this Agreement.

     CSFB Mortgage Securities intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund" will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), among CSFB Mortgage Securities, as depositor (in such capacity, the "Depositor"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer (the "Master Servicer"), ORIX Real Estate Capital Markets, LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), relating to the issuance of the Depositor's Series 2001-CK1 Commercial Mortgage Pass-Through Certificates (the "Certificates"). Capitalized terms used but not otherwise defined


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herein shall have the respective meanings assigned to them in the Pooling and
Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that CSFB Mortgage Securities will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

     CSFB Mortgage Securities intends to sell the Registered Certificates to Credit Suisse First Boston Corporation ("CSFBC"), McDonald Investments Inc. ("McDonald"), Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("SSBI"), pursuant to the Underwriting Agreement, dated as of the date hereof (the "Underwriting Agreement), among CSFB Mortgage Securities, CSFBC, McDonald, Merrill Lynch and SSBI; and CSFB Mortgage Securities intends to sell the remaining Certificates (the "Non-Registered Certificates") to CSFBC, pursuant to the Certificate Purchase Agreement, dated as of the date hereof (the "Certificate Purchase Agreement"), between CSFB Mortgage Securities and CSFBC. The Registered Certificates are more fully described in the prospectus dated March 5, 2001 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated March 5, 2001 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the confidential offering circular dated March 5, 2001 (the "Confidential Offering Circular"), as it may be amended or supplemented at any time hereafter.

     KeyBank will indemnify CSFB Mortgage Securities, CSFBC, McDonald, Merrill Lynch, SSBI and certain related parties with respect to the disclosure regarding the Mortgage Loans contained in the Prospectus, the Confidential Offering Circular and certain other disclosure documents and offering materials relating to the Certificates, pursuant to the Indemnification Agreement, dated the date hereof (the "Indemnification Agreement"), among KeyBank, CSFB Mortgage Securities, CSFBC, McDonald, Merrill Lynch and SSBI.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase. The Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, and the Purchaser agrees to purchase from the Seller, subject to the terms and conditions set forth herein, the Schedule A-1 Loans. The purchase and sale of the Schedule A-1 Loans shall take place on March 16, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the respective Due Dates for the Schedule A-1 Loans in March 2001 (individually and collectively, the "Cut-off Date"), the Schedule A-1 Loans will have an aggregate principal balance, after application of all payments of principal due on the Schedule A-1 Loans on or before the Cut-off Date, whether or not received, of $____________, subject to a variance of plus or minus 5%. The purchase price for the Schedule A-1 Loans shall be ___% of such aggregate principal balance, together with accrued interest on the Mortgage Loans at their respective Net Mortgage Rates from and including March 1, 2001 to but not including the Closing Date, and the Purchaser shall pay such purchase price to the Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.


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

     SECTION 2. Conveyance of the Schedule A-1 Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, all of the right, title and interest of the Seller in and to the Schedule A-1 Loans, including all interest and principal received on or with respect to the Schedule A-1 Loans after the Cut-off Date (other than scheduled payments of interest and principal due on or before the Cut-off Date), together with all of the right, title and interest of the Seller in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Schedule A-1 Loans.

     (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Schedule A-1 Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Schedule A-1 Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

     (c) On or before the Closing Date, the Seller shall, at its expense, subject to Section 18, deliver or cause to be delivered to the Purchaser or its designee the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Schedule A-1 Loan. In addition, with respect to each Schedule A-1 Loan as to which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are necessary to cause the recognition, under such Letter of Credit, of the Purchaser or its designee as the beneficiary thereof and drawing party thereunder. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in the second preceding sentence, and the designated beneficiary under each Letter of Credit referred to in the preceding sentence, shall be the Trustee.

     If the Seller cannot deliver on the Closing Date any original or certified recorded document or original policy of title insurance which is to be delivered as part of the related Mortgage File for any Schedule A-1 Loan, solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded document has not been returned by the appropriate recording office or such original policy of title insurance has not yet been issued, then the Seller shall notify the Purchaser in writing of such delay and, pursuant to the terms and conditions of the Pooling and Servicing Agreement (if such Schedule A-1 Loan is still subject thereto), shall deliver such documents to the Purchaser or its designee, promptly upon the Seller's receipt thereof.

     In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, on or before the Closing Date, the following items (except to the extent any of the following items are to be retained by a subservicer that will continue to act on behalf of the Purchaser or its designee): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Schedule A-1 Loans and, to the extent they are not required to be a part of a Mortgage File for any Schedule A-1 Loan in accordance with the definition thereof, originals or copies of all

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documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Schedule A-1 Loans; and (ii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Schedule A-1 Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

     If the Seller is unable to deliver any Letter of Credit constituting Additional Collateral for any Schedule A-1 Loan, then the Seller may, in lieu thereof, deliver on behalf of the related Borrower, to be used for the same purposes as such missing Letter of Credit, either: (i) a substitute letter of credit substantially comparable to, but in all cases in the same amount and with the same draw conditions and renewal rights as, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan documents applicable to the issuer of that Letter of Credit; or (ii) a cash reserve in an amount equal to the amount of that Letter of Credit. For purposes of the delivery requirements of this Section 2(c), any such substitute letter of credit shall be deemed to be Additional Collateral of the type covered by the first paragraph of this Section 2(c) and any such cash reserve shall be deemed to be reserve funds of the type covered by the third paragraph of this Section 2(c).

     In connection with the foregoing paragraphs of this Section 2(c), the Seller shall receive copies, or otherwise be the beneficiary, of all certifications relating to the Schedule A-1 Loans made and/or delivered by the Trustee pursuant to Section 2.02(a) and Section 2.02(b) of the Pooling and Servicing Agreement. To the extent that those certifications and/or the related exception reports reflect Document Defects with respect to the Schedule A-1 Loans, those certifications and/or the related exception reports shall constitute notice to the Seller for purposes of Section 5 upon receipt thereof by the Seller.

     (d) The Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Schedule A-1 Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay. If the Seller receives written notice that any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents with respect to the Schedule A-1 Loans that the Purchaser has been unable to record. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipients of the power of attorney referred to in the preceding sentence shall be the Trustee, the Master Servicer and the Special Servicer.

     On or before the Closing Date (and in connection with any substitution of Mortgage Loans by the Seller pursuant to Section 5 hereof), the Seller shall deposit with the Purchaser or its designee a cash amount (the "Recording/Filing Reserve Funds") in the amount set forth in the Recording Side Letter, which cash amount is to be applied toward the recording and filing of assignments and other instruments of transfer with respect to such Mortgage Loans,

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as contemplated herein and in the Pooling and Servicing Agreement. If the total
Recording/Filing Reserve Funds delivered by the Seller to the Purchaser or its designee with respect to any Schedule A-1 Loan delivered hereunder on the Closing Date (or with respect to any Replacement Mortgage Loan delivered hereunder in connection with any substitution of Mortgage Loans pursuant to
Section 5 hereof), as contemplated herein and in the Pooling and Servicing Agreement, is insufficient to reimburse the Purchaser or its designee for all costs and expenses reasonably incurred by or on behalf of the Purchaser in connection with such recording and filing, the Purchaser or its designee shall notify the Seller in writing and the Seller shall promptly remit to the Purchaser the amount of any such shortfall. The Purchaser may retain any excess Reserve/Filing Reserve Funds with respect to any particular Schedule A-1 Loan delivered hereunder on the Closing Date and any Replacement Mortgage Loans delivered hereunder in connection with any substitution of Mortgage Loans pursuant to Section 5 hereof.

     (e) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller shall report its transfer of the Schedule A-1 Loans to the Purchaser, as provided herein, as a sale of the Schedule A-1 Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

     (f) After the Seller's transfer of the Schedule A-1 Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of any of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Schedule A-1 Loans by the Seller to the Purchaser.

     (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule.

     SECTION 3. Examination of Schedule A-1 Loan Files and Due Diligence Review. The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Schedule A-1 Loans, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, any of the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4 (except as set forth in Section 5).

     SECTION 4. Representations, Warranties and Covenants of the Seller and the Purchaser.

     (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Seller, each of the representations and warranties set forth in Exhibit B-2.

     (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, with respect to each Mortgage Loan, each of the representations and warranties set forth in Exhibit C.

     (c) The Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the initial Purchaser only, that the Seller has not dealt with any broker, investment banker, agent or other person (other than the initial Purchaser, CSFBC, McDonald, Merrill Lynch and SSBI) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Schedule A-1 Loans.

     (d) The Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Defective Mortgage Loan (as defined in Section 5(a) hereof), by the Seller pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes (and, if it replaced a Schedule A-1 Loan, shall be deemed to constitute a "Schedule A-1 Loan" hereunder for all purposes)

     (e) It is understood and agreed that the representations and warranties set forth in this Section 4 shall survive delivery of the respective Mortgage Files for the Schedule A-1 Loans to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

     SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

     (a) The Purchaser or its designee shall provide the Seller with written notice of a Material Breach with respect to any Mortgage Loan or a Material Document Defect with respect to any Schedule A-1 Loan. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach in respect of any Mortgage Loan or a Material Document Defect in respect of any Schedule A-1 Loan (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase the Mortgage Loan affected by such Material Breach (such Mortgage Loan, a "Defective Mortgage Loan") or the Schedule A-1 Loan affected by such Material Document Defect (such Schedule A-1 Loan, also a "Defective Mortgage Loan"), as the case may be, at the related Purchase Price, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that

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if (i) any such Material Breach or Material Document Defect, as the case may be, does not relate to whether the Defective Mortgage Loan was, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof setting forth that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, specifying what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, subject to the terms, conditions and limitations set forth in the Pooling and Servicing Agreement, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying
Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and
(ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material
Breach with respect to any Mortgage Loan or a Material Document Defect with respect to any Schedule A-1 Loan, it will notify the Purchaser.

     "Resolution Extension Period" shall mean:

          (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, 90 days;

          (ii) for purposes of remediating a Material Document Defect with respect to any Schedule A-1 Loan that is and remains a Performing Mortgage Loan throughout the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (A) the 90th day following the end of such Initial Resolution Period and (B) the 45th day following the Seller's receipt of written notice from the Purchaser or its designee of the occurrence of any Servicing Transfer Event with respect to such Schedule A-1 Loan subsequent to the end of such Initial Resolution Period;

         (iii) for purposes of remediating a Material Document Defect with respect to any Schedule A-1 Loan that is a Performing Mortgage Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following the earlier of (A) the end of such Initial Resolution Period and (B) the Seller's receipt of written notice from the Purchaser or its designee of the occurrence of such Servicing Transfer Event; and

          (iv) for purposes of remediating a Material Document Defect with respect to any Schedule A-1 Loan that is a Specially Serviced Mortgage Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days, provided that, if the Seller did not receive written notice from the Purchaser or its designee of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event will be deemed to have occurred during such Initial Resolution Period and clause (iii) of this definition will be deemed to apply;

provided that, except as otherwise set forth in the following proviso, there shall be no Resolution Extension Period with respect to a Material Document Defect involving a Specially Designated Mortgage Loan Document; and provided, further, that if a Material Document Defect exists with respect to any Mortgage Loan, and if the Seller escrows with the Purchaser, prior to the end of the Initial Resolution Period and any Resolution Extension Period otherwise applicable to the remediation of such Material Document Defect without regard to this proviso, cash in the amount of the then Purchase Price for such Mortgage Loan and subsequently delivers to the Purchaser, on a monthly basis, such additional cash as may be necessary to maintain a total escrow equal to the Purchase Price for such Mortgage Loan as such price may increase over time (the total amount of cash delivered to the Purchaser with respect to any Mortgage Loan as contemplated by this proviso, the "Purchase Price Security Deposit"), then the Resolution Extension Period applicable to the remediation of such Material Document Defect shall be extended until the earliest of (i) the second anniversary of the Closing Date, (ii) the date on which such Mortgage Loan is no longer outstanding and part of the Trust Fund and (iii) if such Mortgage Loan becomes a Specially Serviced Mortgage Loan under the Pooling and Servicing Agreement, the date, if any, on which the Special Servicer determines in its reasonable, good faith judgment that such Material Document Defect will materially interfere with or delay the realization against the related Mortgaged Property or materially increase the cost thereof.

     The Purchaser or its designee shall establish, and maintain any Purchase Price Security Deposit delivered to it with respect to any Mortgage Loan in, one or more accounts (individually and collectively, the "Purchase Price Security Deposit Account") and shall be entitled to make withdrawals from such account(s) for the following purposes: (i) to cover any costs and expenses resulting from the applicable Material Document Defect; (ii) upon any

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discounted payoff or other liquidation of such Mortgage Loan, to cover any
Realized Loss related thereto; and (iii) if the Seller so directs, or if the balance on deposit in the Purchase Price Security Deposit Account declines, and for 45 days remains, below the Purchase Price for such Mortgage Loan, or if such Material Document is not remedied on or before the second anniversary of the Closing Date, or if such Mortgage Loan becomes a Specially Serviced Mortgage Loan under the Pooling and Servicing Agreement and the Special Servicer determines in its reasonable, good faith judgment that such Material Document Defect will materially interfere with or delay the realization against the related Mortgaged Property or materially increase the cost thereof, to apply the Purchase Price Security Deposit to a full or partial, as applicable, payment of the Purchase Price for such Mortgage Loan (with the Seller to pay any remaining balance of such Purchase Price). The Seller may obtain a release of the Purchase Price Security Deposit for any Mortgage Loan (net of any amounts payable therefrom as contemplated by the prior sentence) upon such Mortgage Loan's being paid in full or otherwise satisfied, liquidated or removed from the Trust Fund or upon the subject Material Document Defect's being remedied in all material respects and all associated fees and expenses required to be paid by the Seller hereunder being paid in full. The Seller may direct the Purchaser to invest or cause the investment of the funds deposited in any Purchase Price Security Deposit Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser shall act upon the written instructions of the Seller with respect to the investment of funds in any Purchase Price Security Deposit Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the Purchaser shall have no obligation to invest or direct the investment of funds in such Purchase Price Security Deposit Account. All income and gain realized from the investment of funds deposited in any Purchase Price Security Deposit Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its designee and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred and any deposits required to be made by the Seller as contemplated by the second proviso to the prior paragraph), and the Seller shall remit to the Purchaser from the Seller's own funds for deposit into such Purchase Price Security Deposit Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser. Neither the Purchaser nor any of its designees shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in any Purchase Price Security Deposit Account in Permitted Investments or any losses resulting therefrom.

     If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased or replaced by the Seller as contemplated by this Section 5(a), then, prior to the subject repurchase or substitution, the Purchaser or its designee shall use its best efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased or replaced, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that no such termination shall be effected unless and until (i) if the affected Cross-Collateralized Group is then subject to the Pooling and Servicing Agreement, the Seller shall have obtained the consent of the Controlling Class Representative, and (ii) the Purchaser has received from the Seller (A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates; and provided, further, that the Seller may, at its option, purchase the entire subject Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased or replaced. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the first proviso to the second preceding sentence), then, for purposes of determining whether any Breach is a Material Breach or any Document Defect is a Material Document Defect, and for purposes of the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

     Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 5(a), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent cure of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

     If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

     It is understood and agreed that the obligations of the Seller set forth in this Section 5(a) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to a Breach in respect of any Mortgage Loan or Document Defect in respect of any Schedule A-1 Loan.

     (b) It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser (which shall include the Trustee) shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

     (c) If the Purchaser has identified on or before July 16, 2002 one or more conditions that will become Recording/Title Policy Omissions with respect to any Mortgage Loan on September 16, 2002 if not earlier corrected, the Purchaser or any of its designees shall, on or about July 16, 2002 (or, if such day is not a Business Day, the first Business Day thereafter), provide written notification of the conditions that will become Recording/Title Policy Omissions to the Seller. On the later of September 16, 2002 and 60 days following delivery of the notice contemplated by the prior sentence, the Purchaser may, in its sole discretion, require the Seller to (and, at the direction of the Purchaser or its designee, the Seller shall) establish a Recording/Title Policy Reserve or deliver a Recording/Title Policy Credit with respect to each Mortgage Loan that then has a Recording/Title Policy Omission. In furtherance of the preceding sentence, the Purchaser or its designee shall establish one or more accounts (individually and collectively, the "Special Reserve Account"), each of which shall be an Eligible Account, and the Purchaser or its designee shall deposit any Recording/Title Policy Reserve into the Special Reserve Account within one Business Day of receipt. The Seller may direct the Purchaser to invest or cause the investment of the funds deposited in the Special Reserve Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser shall act upon the written instructions of the Seller with respect to the investment of funds in the Special Reserve Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the Purchaser shall have no obligation to invest or direct the investment of funds in such Special Reserve Account. All income and gain realized from the investment of funds deposited in such Special Reserve Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its designee and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred), and the Seller shall remit to the Purchaser from the Seller's own funds for deposit into such Special Reserve Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Special Reserve Account. Neither the Purchaser nor any of its designees shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in the Special Reserve Account in Permitted Investments or any losses resulting therefrom. A Recording/Title Policy Credit shall (i) entitle the Purchaser or its designee to draw upon the Recording/Title Policy Credit on behalf of the Purchaser upon presentation of only a sight draft or other written demand for payment, (ii) permit multiple draws by the Purchaser or its designee, and (iii) be issued by such issuer and containing such other terms as the Purchaser or its designee may reasonably require to make such Recording/Title Policy Credit reasonably equivalent security to a Recording/Title Policy Reserve in the same amount. Once a Recording/Title Policy Reserve or

Recording/Title Policy Credit is established with respect to any Mortgage Loan, the Purchaser or its designee shall, from time to time, withdraw funds from the related Special Reserve Account or draw upon the related Recording/Title Policy Credit, as the case may be, and apply the proceeds thereof to pay the losses or expenses directly incurred by the Purchaser or its designee as a result of a Recording/Title Policy Omission. The Recording/Title Policy Reserve or Recording/Title Policy Credit or any unused balance thereof with respect to each Mortgage Loan will be released to the Seller by the Purchaser upon the earlier of the Seller's cure of all Recording/Title Policy Omissions with respect to such Mortgage Loan (provided that the Purchaser has been reimbursed with respect to all losses and expenses relating to Recording/Title Policy Omissions with respect to such Mortgage Loan) or such Mortgage Loan no longer being a part of the Trust Fund under the Pooling and Servicing Agreement. The rights to require and apply the proceeds of a Recording/Title Policy Reserve or Recording/Title Policy Credit with respect to a Mortgage Loan under this Section 5(c) are in addition to the rights afforded with respect to a Defective Mortgage Loan under
Section 5(a), and the exercise of rights with respect to a Mortgage Loan under this Section 5(c) shall not preclude or otherwise limit the exercise of rights afforded with respect to a Defective Mortgage Loan under Section 5(a) or constitute a waiver thereof.

     SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) all of the representations and warranties of the Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (ii) all documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects to obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (iii) the Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

          (iv) the result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) all other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) the Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

         (vii) neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

     (i)  this Agreement, duly executed by the Purchaser and the Seller;

     (ii) each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

    (iii) an Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which CSFB Mortgage Securities, CSFBC, McDonald, Merrill Lynch, SSBI and the Rating Agencies (collectively, for purposes of this Section 7, the "Interested Parties") may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Seller authorizing the Seller's entering into the transactions contemplated by this Agreement, and (B) the organizational documents of the Seller;

     (iv) a certificate of good standing with respect to the Seller issued by the Comptroller of the Currency not earlier than 20 days prior to the Closing Date, and upon which the Interested Parties may rely;

     (v) a Certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Seller on the Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

     (vi) a written opinion of in-house counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

    (vii) a written opinion of Phillips, Lytle, Hitchcock, Blaine & Huber LLP, special counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

   (viii) a written opinion of Polsinelli, Shalton & Welte, P.C., special counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3C hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

     (ix) a letter from Polsinelli, Shalton & Welte, P.C., special counsel for the Seller, which letter shall be substantially in the form of Exhibit D-3D hereto;

     (x) one or more comfort letters from Arthur Andersen LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to, CSFB Mortgage Securities, CSFBC, McDonald, Merrill Lynch, SSBI and their respective counsel, stating in effect that, using the assumptions and methodology used by CSFB Mortgage Securities, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, to be in agreement with the results of such calculations; and

     (xi) such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

     SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of the Term Sheet for Joint Conduit Securitizations between Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Prudential Mortgage Capital Company, LLC, Column and KeyBank, as supplemented and modified by the Term Sheet for the Joint Securitizations among Column, CSFBC and KeyBank for Calendar Year 2001 (the "Term Sheet").

     SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, 5th Floor, New York, New York 10010, facsimile number (212) 325-6800, Attention:
Reese Mason, or such other address as may be designated by the Purchaser to the Seller in writing, or, if to the Seller, addressed to the Seller at 911 Main Street,

Suite 1500, Kansas City, Missouri 64105, facsimile number (816) 221-8848,
Attention: E. J. Burke (with a copy to 127 Public Square, Cleveland, Ohio 44114, facsimile number (216) 689-5681, Attention: Robert C. Bowes), or such other address as may be designated by the Seller to the Purchaser in writing.

     SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Seller, without the consent of the Seller.

     SECTION 11. Characterization. The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Schedule A-1 Loans. The parties hereto further agree that it is not their intention that such conveyance be a pledge of the Schedule A-1 Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Schedule A-1 Loans are held to continue to be property of the Seller, then:
(a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Schedule A-1 Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Schedule A-1 Loans and all amounts payable to the holder(s) of the Schedule A-1 Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by CSFB Mortgage Securities to the Trustee of its interests in the Schedule A-1 Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder;
(d) the possession by the Purchaser of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Ohio Uniform Commercial Code, the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Schedule A-1 Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

     SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Schedule A-1 Loans by the Seller to the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

     SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 14. Governing Law; Consent to Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York, applicable to agreements negotiated, made and to be performed entirely in said state. To the fullest extent permitted under applicable law, the Seller and the Purchaser each hereby irrevocably (i) submits to the jurisdiction of any New York State and federal courts sitting in New York City with respect to matters arising out of or relating to this Agreement; (ii) agrees that all claims with respect to such action or proceeding may be heard and determined in such New York State or federal courts; (iii) waives, to the fullest possible extent, the defense of an inconvenient forum; and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, CSFB Mortgage Securities is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any

Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

     SECTION 17. Information. The Seller shall provide the Purchaser with such information about the Seller, the Mortgage Loans and the Seller's underwriting and servicing procedures as is (i) customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

     SECTION 18. Cross-Collateralized Mortgage Loans. Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 18 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this
Section 18. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

     SECTION 19. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       KEYBANK NATIONAL ASSOCIATION



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       CREDIT SUISSE FIRST BOSTON
                                       MORTGAGE SECURITIES CORP.



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT A-1

                         MORTGAGE LOAN SCHEDULE - PART 1

                      See attached list of Mortgage Loans.


#    Property Name                                 Address                                                        City
------------------------------------------------------------------------------------------------------------------------------------
   1 Connector Park                                790 Chelmsford Street, 41 Wellman Street and 59 Composite Way  Lowell
   2 College Park Medical Office Building  (2A)    7800 West Outer Drive                                          Detroit
   3 College Park Commons  (2A)                    17550 Southfield Freeway                                       Detroit
   4 Strathmore Park Apartments                    440 Strathmore Lane                                            Lafayette
   5 Redondo Torrance Mini Storage                 3701 Inglewood Avenue                                          Redondo Beach
   6 Siemens Facility                              Highway 52                                                     Lafayette
   7 Park Creek Manor Apartments                   2520 Coombs Creek Drive                                        Dallas
   8 Embassy and Diplomat Towers                   15700-15800 Providence Drive                                   Southfield
   9 The Crossroads at Middlebury-East             850 - 930 Straits Turnpike                                     Middlebury
  10 Westpark Industrial                           1224 37th Street Northwest                                     Auburn
  11 Bartell Warehouse & Office                    4727 Denver Avenue South                                       Seattle
  12 Heatherwood Apartments                        8603 North 22nd Avenue                                         Phoenix
  13 Harper's Corners Apartments                   6602 Everhart Road                                             Corpus Christi
  14 The Maple Leaf Square Shopping Center         5400-5488 Warrensville Center Road                             Maple Heights
  15 Golden Stream Quality Foods                   11899 Exit Five Parkway                                        Fishers
  16 North Mountain Apartments                     10001 North 7th Street                                         Phoenix
  17 Evergreen Park Manor Apartments               7200-7224 Camden Avenue North                                  Brooklyn Center
  18 Van Nuys Mini Storage                         9635 Van Nuys Boulevard                                        Los Angeles
  19 Premier Self Storage                          2101 Sylvan Avenue                                             Modesto
  20 New London Square                             1745 Main Street                                               West Warwick
  21 Blackstone                                    824-890 Washington Avenue                                      Miami Beach
  22 Ashton Place Apartments I & II                101 South Allen Genoa Road and 1408 Avenue H                   Houston
  23 Patrick Henry Apartments                      2688 Patrick Henry Drive                                       Auburn Hills
  24 Ridgemoor Square Building                     11440 Ventura Boulevard                                        Studio City
  25 Birmingham Drug & Video Max                   33855 & 33877 Woodward Avenue                                  Birmingham
  26 Windhorst Mobile Home Park                    7515 East Washington Street                                    Indianapolis
  27 14801 Broadway Avenue                         14801 Broadway Avenue                                          Maple Heights
  28 Florida Retail Center                         9340 North Florida Avenue                                      Tampa
  29 Vanowen Self Storage                          16225 Vanowen Street                                           Van Nuys
  30 Aspin Storage                                 1845 Aspin Avenue                                              Redding
  31 322 Hudson Street  (2C)                       322 Hudson Street                                              Hartford
  32 296-298 Park Street  (2C)                     296-298 Park Street                                            Hartford
  33 CVS/Pharmacy                                  4224 Pearl Road                                                Cleveland
  34 41st Street Office Building                   4004 Colby Avenue                                              Everett
  35 CSK Auto Store - Anchorage                    4245 Debarr Road                                               Anchorage
  36 Pine Avenue Apartments                        517-523 Pine Avenue                                            Long Beach
  37 Westside Mobile Home Park                     5921 Avenue O                                                  Fort Madison
  38 CSK Auto - Albuquerque                        3721 State Highway 528 Northwest                               Albuquerque
  39 Crooks Road Apartments                        1500-1520 Crooks Road                                          Royal Oak
  40 Lawn Avenue Apartments                        2214-2216 Lawn Avenue                                          Norwood
  41 808-812 Maple Avenue  (2D)                    808-812 Maple Avenue                                           Hartford
  42 70-72 Wilson Street  (2D)                     70-72 Wilson Street                                            Hartford
  43 8422-8434 Telegraph Road                      8422-8434 Telegraph Road                                       Downey



                                                                                                                          Orig
                                                                                                               Rem.     Term to
                              Zip      Mortgage      Fee Simple/       Original         Cut-off        Orig   Amort.    Maturity
 #   County           State   Code    Loan Seller     Leasehold        Balance        Balance (9)     Amort.   Term       (10)
-----------------------------------------------------------------------------------------------------------------------------------
 1   Middlesex          MA   01850      KeyBank          Fee             20,000,000       19,965,923   360      358       120
 2   Wayne              MI   48235      KeyBank          Fee             14,128,000       12,950,714   360      353       132
 3   Wayne              MI   48235      KeyBank          Fee              6,850,000        6,824,415   360      353       132
 4   Boulder            CO   80026      KeyBank          Fee             14,500,000       14,457,556   360      356       120
 5   Los Angeles        CA   90278      KeyBank          Fee             10,200,000       10,134,975   300      294       120
 6   Tippecanoe         IN   47904      KeyBank          Fee             10,050,000       10,017,776   360      355       132
 7   Dallas             TX   75211      KeyBank          Fee              7,900,000        7,878,052   360      356       120
 8   Oakland            MI   48075      KeyBank          Fee              7,600,000        7,531,168   300      291       120
 9   New Haven          CT   06762      KeyBank          Fee              6,300,000        6,280,443   300      297       120
 10  King               WA   98001      KeyBank          Fee              6,000,000        5,980,760   300      297       120
 11  King               WA   98134      KeyBank          Fee              4,600,000        4,585,563   360      355       120
 12  Maricopa           AZ   85021      KeyBank          Fee              4,250,000        4,236,172   360      355       120
 13  Nueces             TX   78413      KeyBank          Fee              4,000,000        3,979,407   300      295       120
 14  Cuyahoga           OH   44137      KeyBank          Fee              4,000,000        3,977,481   360      350       120
 15  Hamilton           IN   46038      KeyBank          Fee              3,975,000        3,967,186   360      357       120
 16  Maricopa           AZ   85020      KeyBank          Fee              3,750,000        3,737,799   360      355       120
 17  Hennepin           MN   55430      KeyBank          Fee              3,008,000        2,998,244   300      297       120
 18  Los Angeles        CA   91402      KeyBank          Fee              3,000,000        2,980,875   300      294       120
 19  Stanislaus         CA   95355      KeyBank          Fee              2,900,000        2,892,856   300      298       120
 20  Kent               RI   02893      KeyBank          Fee              2,055,000        2,045,067   300      295       120
 21  Dade               FL   33139      KeyBank          Fee              1,800,000        1,796,036   300      298       120
 22  Harris             TX   77587      KeyBank          Fee              1,700,000        1,690,055   300      294       120
 23  Oakland            MI   48326      KeyBank          Fee              1,340,000        1,331,982   300      294       120
 24  Los Angeles        CA   91604      KeyBank          Fee              1,320,000        1,316,476   360      355       120
 25  Oakland            MI   48009      KeyBank          Fee              1,285,000        1,268,440   300      284       120
 26  Marion             IN   46219      KeyBank          Fee              1,194,000        1,188,430   300      295       120
 27  Cuyahoga           OH   44137      KeyBank          Fee              1,175,000        1,170,251   300      296       144
 28  Hillsborough       FL   33612      KeyBank          Fee              1,068,000        1,063,537   300      295       120
 29  Los Angeles        CA   91406      KeyBank          Fee                900,000          897,972   300      298       120
 30  Shasta             CA   96003      KeyBank          Fee                897,000          893,474   300      296       120
 31  Hartford           CT   06114      KeyBank          Fee                637,000          632,296   300      291       120
 32  Hartford           CT   06114      KeyBank          Fee                232,000          230,426   300      292       120
 33  Cuyahoga           OH   44103      KeyBank          Fee                882,000          850,762   180      167       120
 34  Snohomish          WA   98201      KeyBank          Fee                640,000          637,186   300      295       120
 35  N/A                AK   99508      KeyBank          Fee                607,600          605,922   300      297       120
 36  Los Angeles        CA   90802      KeyBank          Fee                550,000          545,923   300      291       120
 37  Lee                IA   52627      KeyBank          Fee                525,000          522,700   300      295       120
 38  Bernalillo         NM   87048      KeyBank          Fee                500,000          498,619   300      297       120
 39  Oakland            MI   48096      KeyBank          Fee                500,000          497,996   300      296       120
 40  Hamilton           OH   45212      KeyBank          Fee                376,000          374,893   360      355       120
 41  Hartford           CT   06114      KeyBank          Fee                210,000          208,084   300      288       120
 42  Hartford           CT   06106      KeyBank          Fee                165,000          163,495   300      288       120
 43  Los Angeles        CA   90240      KeyBank          Fee                337,500          334,553   300      289       120


                                                                    ---------------------------------------------------------
Total/Weighted Average:                                             $1,001,148,279   $ 997,140,788     348      343       115
                                                                    =========================================================


              Rem.                   Interest                                                                              Servicing
            Term to                 Calculation                        First                                   Lockout        and
            Maturity   Interest      (30/360 /        Monthly         Payment                  Defeasance    Expiration     Trustee
    #         (10)       Rate       Actual/360)     Payment (11)       Date        ARD (12)        (14)         Date          Fees
------------------------------------------------------------------------------------------------------------------------------------
    1         118        7.4700%    Actual/360             139,432  02/01/2001                     No        12/01/2002      0.0529%
    2         125        8.4400%    Actual/360              99,213  09/01/2000                     Yes       05/01/2011      0.0529%
    3         125        8.6100%    Actual/360              53,206  09/01/2000                     Yes       05/01/2011      0.0529%
    4         116        7.6100%    Actual/360             102,481  12/01/2000                     Yes       07/01/2010      0.0529%
    5         114        7.8200%    Actual/360              77,513  10/01/2000                     Yes       05/01/2010      0.0529%
    6         127        8.2900%      30/360                75,785  11/01/2000                     Yes       09/01/2010      0.0529%
    7         116        7.8700%    Actual/360              57,253  12/01/2000                     Yes       08/01/2010      0.0529%
    8         111        7.9800%    Actual/360              58,557  07/01/2000                     Yes       03/01/2010      0.0529%
    9         117        8.1300%    Actual/360              49,168  01/01/2001                     Yes       09/01/2010      0.1029%
    10        117        7.9300%    Actual/360              46,031  01/01/2001                     Yes       09/01/2010      0.0529%
    11        115        8.0400%    Actual/360              33,882  11/01/2000    10/01/2010       Yes       06/01/2010      0.1029%
    12        115        7.8800%    Actual/360              30,830  11/01/2000                     No        09/01/2003      0.0529%
    13        115        7.9400%    Actual/360              30,714  11/01/2000                     Yes       06/01/2010      0.0529%
    14        110        8.2400%    Actual/360              30,023  06/01/2000    05/01/2010       Yes       01/01/2010      0.0529%
    15        117        8.1500%      30/360                29,584  01/01/2001    12/01/2010       Yes       08/01/2010      0.0529%
    16        115        7.8800%    Actual/360              27,203  11/01/2000                     No        09/01/2003      0.0529%
    17        117        7.8600%    Actual/360              22,938  01/01/2001                     Yes       09/01/2010      0.1029%
    18        114        7.8200%    Actual/360              22,798  10/01/2000                     Yes       05/01/2010      0.0529%
    19        118        7.5900%    Actual/360              21,601  02/01/2001                     Yes       10/01/2010      0.0529%
    20        115        8.3000%    Actual/360              16,271  11/01/2000                     Yes       07/01/2010      0.0529%
    21        118        8.4200%    Actual/360              14,397  02/01/2001                     No        01/01/2006      0.0529%
    22        114        8.3200%    Actual/360              13,483  10/01/2000                     No        09/01/2005      0.0529%
    23        114        8.1900%    Actual/360              10,512  10/01/2000                     No            N/A         0.0529%
    24        115        8.7400%    Actual/360              10,375  11/01/2000                     Yes       07/01/2010      0.1029%
    25        104        9.2400%    Actual/360              10,996  12/01/1999                     No        11/01/2004      0.0529%
    26        115        8.5000%    Actual/360               9,614  11/01/2000                     No        10/01/2005      0.0529%
    27        140        8.3000%    Actual/360               9,304  12/01/2000                     No            N/A         0.0529%
    28        115        9.1100%    Actual/360               9,043  11/01/2000                     No        10/01/2005      0.0529%
    29        118        8.2500%    Actual/360               7,096  02/01/2001                     No        01/01/2006      0.0529%
    30        116        8.4700%    Actual/360               7,205  12/01/2000                     No        11/01/2005      0.0529%
    31        111        9.0700%    Actual/360               5,376  07/01/2000                     No        06/01/2005      0.0529%
    32        112        8.8100%    Actual/360               1,917  08/01/2000                     No        07/01/2005      0.0529%
    33        107        8.8400%    Actual/360               8,862  03/01/2000    01/31/2010       Yes       10/01/2009      0.0529%
    34        115        8.8300%    Actual/360               5,297  11/01/2000                     No        10/01/2005      0.0529%
    35        117        8.8400%    Actual/360               5,033  01/01/2001                     No        12/01/2005      0.0529%
    36        111        9.0500%    Actual/360               4,634  07/01/2000                     No        06/01/2005      0.0529%
    37        115        8.8500%    Actual/360               4,352  11/01/2000                     No        10/01/2005      0.0529%
    38        117        8.8400%    Actual/360               4,141  01/01/2001                     No        12/01/2005      0.0529%
    39        116        8.3500%    Actual/360               3,976  12/01/2000                     No        11/01/2005      0.0529%
    40        115        8.3200%    Actual/360               2,843  11/01/2000                     No        10/01/2005      0.0529%
    41        108        9.3700%    Actual/360               1,816  04/01/2000                     No        03/01/2005      0.0529%
    42        108        9.3700%    Actual/360               1,427  04/01/2000                     No        03/01/2005      0.0529%
    43        109        9.2300%    Actual/360               2,886  05/01/2000                     No        04/01/2005      0.0529%

Total/
  Weighted    ------------------                     -------------
  Average:    110        8.1672%                     $7,551,218.12
              ==================                     =============

(1) The Crystal Pavilion/Petry Building Loan is one of four existing pari passu notes. The total original principal amount of all four notes is $119,120,085.86. The U/W DSCR and LTV ratios presented are based on the entire outstanding indebtedness of the Crystal Pavilion/Petry Building four existing pari passu notes.

(2A) The Underlying Mortgage Loans secured by College Park Medical Office Building and College Park Commons are cross-collateralized and cross-defaulted, respectively.

(2B) The Underlying Mortgage Loans secured by Hollins Plantation Plaza, Centerview Plaza, Wildwood Plaza and Dorchester Crossing are cross-collateralized and cross-defaulted, respectively.

(2C) The Underlying Mortgage Loans secured by 322 Hudson Street and 296-298 Park Street are cross-defaulted.

(2D) The Underlying Mortgage Loans secured by 808-812 Maple Avenue and 70-72 Wilson Street are cross-defaulted.

(3) The Underlying Mortgage Loan secured by Lowe's San Bruno follows the following amortization schedule:
     Payments 1-36 are based on an Interest-Only Period
     Payments 37-60 are based on a 360-month amortization of principal Payments 61-120 are based on a 300-month amortization of principal

(4)  Does not include the hotel properties.

(5) In the case of cross-collateralized and/or cross-defaulted Underlying Mortgage Loans, the combined LTV is presented for each and every related Underlying Mortgage Loan.

(6) At maturity with respect to Balloon Loans or at the anticipated repayement date in the case of ARD Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.

(7) Underwritten NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and U/W FF&E.

(8) U/W DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and/or cross-defaulted Underlying Mortgage Loans, the combined U/W DSCR is presented for each and every related Underlying Mortgage Loan.

(9)  Assumes a Cut-off Date of March 11, 2001.

(10) In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.

(11) In the case of Mortgage Loans with Interest Only Periods, the monthly payment presented herein reflects the amount due during the respective amortization terms.

(12) Anticipated Repayment Date.

(13) Prepayment Provision as of Origination:
     L (x) = Lockout or Defeasance for x years
     YM A% (x) = Greater of Yield Maintenance Premium and A% Prepayment for x years
     O (x) = Prepayable at par for x years

(14) Yes means that defeasance is permitted notwithstanding the Lockout Period.

                                    Exhibit A-2

                          Mortgage Loan Schedule--part 2

                      [See attached list of Mortgage Loans]


  #                       Property Name                                            Address                              City
-----------------------------------------------------------------------------------------------------------------------------------
    1 Wieden & Kennedy Building                              1227 Northwest Davis Street                          Portland
    2 Metro Park South                                       100 Atrium Drive                                     Old Bridge
    3 Forbes Business Center II & Metro Business Center V    4351-4485 Nicole Drive & 4501 Forbes Boulevard       Lanham
    4 Trendwest Office Building                              9805 Willows Road                                    Redmond
    5 8251 & 8301 Maryland Avenue Buildings                  8251 & 8301 Maryland Avenue                          Clayton
    6 Chantilly Plaza I-IV                                   14155, 14175, 14201 and 14225 Sullyfield Circle      Chantilly
    7 Antelope Valley Plaza                                  2002-2072 West Avenue J                              Lancaster
    8 Tiffany                                                1418 Walnut Street                                   Philadelphia
    9 Lakewood City Center Shopping Center                   14833-81 Detroit Avenue                              Lakewood
   10 572 Main Street                                        572 Main Street                                      New Rochelle
   11 Greenbrier West Business Park                          Research and Technology Drives                       Chesapeake
   12 Redmond Self Storage                                   17825 - Northeast 70th Street                        Redmond
   13 AT&T Cable Center                                      1617 South Acoma Street                              Denver
   14 S&A Brookline                                          301 Harvard Street                                   Brookline
   15 Tractor Supply Company                                 320 Plus Park Boulevard                              Nashville
   16 Charlotte Arms Apartments                              1166 North Macomb Street                             Monroe
   17 Fischer & Bay Shopping Center                          805 Fisher Boulevard                                 Dover Township
   18 CVS Drug Store                                         21 West Main Street                                  Brownsburg
   19 Southridge Commons                                     2298 South Beck Lane                                 Lafayette



Total/Weighted Average:
                                                                                                                           Orig
                                                                                                                  Rem.    Term to
                                    Zip    Mortgage     Fee Simple/       Original          Cut-off       Orig   Amort.  Maturity
  #          County         State  Code   Loan Seller    Leasehold         Balance        Balance (9)    Amort.   Term     (10)
-----------------------------------------------------------------------------------------------------------------------------------
    1 Multnomah              OR     97201   Column          Fee              20,000,000      19,861,229   204      201      120
    2 Middlesex              NJ     07747   Column          Fee              12,100,000      12,054,813   360      354      120
    3 Prince George's        MD     20706   Column          Fee              12,000,000      11,975,443   360      357      144
    4 King                   WA     98052   Column          Fee              11,700,000      11,677,706   360      357      120
    5 Saint Louis            MO     63105   Column     Fee/Leasehold         10,470,000      10,449,885   360      357      144
    6 Fairfax                VA     20151   Column          Fee               9,600,000       9,580,828   360      357      120
    7 Los Angeles            CA     93536   Column          Fee               7,960,000       7,944,038   360      357      120
    8 Philadelphia           PA     19102   Column          Fee               5,522,000       5,504,843   336      332      120
    9 Cuyahoga               OH     44107   Column          Fee               4,800,000       4,787,679   360      356      120
   10 Westchester            NY     10801   Column          Fee               4,585,000       4,570,997   300      297      132
   11 Washington Borough     VA     23320   Column          Fee               4,500,000       4,486,381   360      355      120
   12 King                   WA     98052   Column          Fee               3,476,000       3,458,839   300      295      120
   13 Denver                 CO     80223   Column          Fee               3,100,000       3,090,746   360      355      120
   14 Suffolk                MA     02446   Column          Fee               2,900,000       2,894,406   360      357       84
   15 Davidson               TN     37217   Column          Fee               2,630,000       2,625,693   360      358      120
   16 Monroe                 MI     48162   Column          Fee               2,255,000       2,251,096   360      358      120
   17 Ocean                  NJ     08753   Column          Fee               2,000,000       1,990,119   240      237      120
   18 Hendricks              IN     46112   Column          Fee               1,850,000       1,840,618   240      237      120
   19 Tippecanoe             IN     47909   Column          Fee               1,325,000       1,322,972   360      358      120
                                                                                            122,368,333

                                                                       --------------------------------------------------------
Total/Weighted Average:                                                  $1,001,148,279    $997,140,788   348      343      115
                                                                       ========================================================

                          Rem.              Interest                                                                      Servicing
                         Term to           Calculation                   First                                 Lockout       and
                        Maturity  Interest  (30/360 /      Monthly      Payment                  Defeasance   Expiration   Trustee
  #                       (10)     Rate    Actual/360)  Payment (11)      Date       ARD (12)       (14)         Date        Fees
------------------------------------------------------------------------------------------------------------------------------------
    1                      117    8.0700%  Actual/360      180,487     01/01/2001                    Yes      08/01/2010    0.0529%
    2                      114    8.1500%  Actual/360       90,054     10/01/2000                    Yes      06/01/2010    0.0529%
    3                      141    7.9400%  Actual/360       87,550     01/01/2001                    Yes      06/01/2012    0.1029%
    4                      117    8.2900%  Actual/360       88,227     01/01/2001                    Yes      09/01/2010    0.0529%
    5                      141    8.2500%  Actual/360       78,658     01/01/2001                    Yes      09/01/2012    0.0729%
    6                      117    8.0600%  Actual/360       70,843     01/01/2001                    Yes      09/01/2010    0.1029%
    7                      117    8.0400%  Actual/360       58,630     01/01/2001   12/01/2010       Yes      08/01/2010    0.0529%
    8                      116    8.2100%  Actual/360       42,032     12/01/2000   11/01/2010       Yes      07/01/2010    0.0529%
    9                      116    8.2600%  Actual/360       36,095     12/01/2000                    Yes      07/01/2010    0.0529%
   10                      129    8.2300%  Actual/360       36,089     01/01/2001   12/01/2011       Yes      08/01/2011    0.0529%
   11                      115    8.2000%  Actual/360       33,649     11/01/2000                    Yes      07/01/2010    0.0529%
   12                      115    8.1800%  Actual/360       27,244     11/01/2000   10/01/2010       Yes      06/01/2010    0.0529%
   13                      115    8.2600%  Actual/360       23,311     11/01/2000   10/01/2010       Yes      06/01/2010    0.0529%
   14                      81     8.2300%  Actual/360       21,746     01/01/2001   12/01/2007       Yes      08/01/2007    0.0529%
   15                      118    7.7200%  Actual/360       18,787     02/01/2001   01/01/2011       Yes      09/01/2010    0.0529%
   16                      118    7.3700%  Actual/360       15,567     02/01/2001                    Yes      10/01/2010    0.0529%
   17                      117    8.2900%  Actual/360       17,092     01/01/2001                    Yes      09/01/2010    0.1029%
   18                      117    8.0800%  Actual/360       15,566     01/01/2001                    Yes      08/01/2010    0.0529%
   19                      118    8.1500%  Actual/360        9,861     02/01/2001                    No          N/A        0.0529%


                         ---------------                -------------
Total/Weighted Average:    110   8.1672%                 7,551,218.12
                         ===============                =============

                                   EXHIBIT B-1

            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SELLER


     The Seller hereby represents and warrants that, as of the Closing Date:

          (a) The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

          (b) The execution and delivery by the Seller of this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the performance and compliance by the Seller with the terms of this Agreement will not: (i) violate the Seller's organizational documents; or
     (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (c) The Seller has full power and authority to enter into and fully perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (d) The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Schedule A-1 Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Schedule A-1 Loans, to pledge the Schedule A-1 Loans) in accordance with, and under the conditions set forth in, this Agreement.

          (e) Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (f) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (g) There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.


                                     B-1-1

          (h) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (i) The transfer of the Schedule A-1 Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (j) The Schedule A-1 Loans do not constitute all or substantially all of the assets of the Seller.

          (k) The consideration to be received by the Seller upon the sale of the Schedule A-1 Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Schedule A-1 Loans.

          (l) The Seller is not transferring the Schedule A-1 Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

          (m) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Schedule A-1 Loans to the Purchaser, as contemplated herein.

          (n) After giving effect to its transfer of the Schedule A-1 Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          (o) The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (p) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

          (q) The principal place of business and chief executive office of the Seller is located in the State of Ohio.

                                     B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER


          The Purchaser hereby represents and warrants that, as of the Closing
Date:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (r) The execution and delivery by the Purchaser of this Agreement, and the performance and compliance by the Purchaser with the terms of this Agreement will not: (i) violate the Purchaser's organizational documents; or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (s) The Purchaser has full power and authority to enter into and fully perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (t) Assuming due authorization, execution and delivery hereof by the Seller, this Agreement constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (u) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (v) There are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Purchaser to perform its obligations hereunder or the financial condition of the Purchaser.

          (w) No consent, approval, authorization or order of, or filing or registration with, any state or federal court of governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

                                    EXHIBIT C

        REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOANS


     FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE SELLER'S KNOWLEDGE" SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER REGARDING THE MATTERS REFERRED TO, IN EACH CASE (I) AFTER HAVING CONDUCTED SUCH INQUIRY INTO SUCH MATTERS AS REQUIRED BY THE SELLER'S UNDERWRITING STANDARDS AT THE TIME OF THE ORIGINATION OF THE PARTICULAR MORTGAGE LOAN AND (II) SUBSEQUENT TO SUCH ORIGINATION UTILIZING THE SERVICING AND MONITORING PRACTICES CUSTOMARILY UTILIZED BY PRUDENT COMMERCIAL MORTGAGE LOAN SERVICERS WITH RESPECT TO WHOLE LOANS, AND THE PHRASE "SELLER'S ACTUAL KNOWLEDGE" SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF THE SELLER`S KNOWLEDGE WITHOUT ANY EXPRESS OR IMPLIED OBLIGATION TO MAKE INQUIRY. ALL INFORMATION CONTAINED IN DOCUMENTS WHICH ARE PART OF A MORTGAGE FILE SHALL BE DEEMED TO BE WITHIN SELLER'S KNOWLEDGE AND SELLER'S ACTUAL KNOWLEDGE.

     The Seller hereby represents and warrants that, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date and subject to Section 18 of this Agreement:

     1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in March 2001.

     2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is genuine.

     3. Payment Record. No scheduled payment of principal and interest due under any Mortgage Loan on the Due Date in February 2001 and on any Due Date in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in February 2001 was 30 days or more delinquent, without giving effect to any applicable grace period.

     4. Lien; Valid Assignment. Except as set forth on Schedule C-4, the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described below in Paragraph
8), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described below in Paragraph 8), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which do not materially interfere with the security intended to be provided by such Mortgage, (f) condominium declarations of record and identified in the lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below) and (g) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (g) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

     5. Assignment of Leases and Rents. The Mortgage File contains an assignment of leases and rents ("Assignment of Leases"), either as a separate instrument or incorporated into the related Mortgage, which establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

     6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part. Except as described on Schedule C-6 hereto, no alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since December 1, 2000. The Seller has not taken any affirmative action that would cause the representations and warranties of the related Borrower under the Mortgage Loan not to be true and correct in any material respect.

     7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth herein or in an engineering report prepared in connection with the origination of such Mortgage Loan which has been delivered to the Purchaser or its designee as part of the related Mortgage File, the related Mortgaged Property is, to the Seller's knowledge, in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has not received actual notice of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

     8. Title Insurance. The lien of each Mortgage securing a Mortgage Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and Seller has made no claims thereunder and, to Seller's actual knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. Seller has not, and to the Seller's actual knowledge, no prior holder of the related Mortgage has, done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless, in the case of clause (b) below, the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

     9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before the

Closing Date, have been complied with in all material aspects or any such funds so escrowed have not been released.

     10. Mortgage Provisions. The Mortgage Note, Mortgage and Assignment of Leases for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions for commercial mortgage loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

     12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule C-12(Ab/LBP) (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint) and Schedule C-12(TS) (as to which a transaction screen meeting the requirements of the American Society for Testing and Materials ("Transaction Screen") was performed), (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property ("Environmental Report"), or an update of such an assessment, was performed by a licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, except as set forth on Schedule C-12(a), such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule C-12(c), one or more of the following are true--(A) a party not related to the related Borrower with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects was identified as a responsible party for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the subject violation in all material respects and/or to obtain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 5% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is identified on Schedule C-12(G) and insured under a policy of insurance subject to reasonable per occurrence and aggregate limits and a reasonable deductible, against certain losses arising from such circumstances and conditions or (H) a party with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any affirmative action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Borrower represents and warrants in the related Mortgage Loan documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Borrower (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach. With respect to the Mortgage Loan identified as Brea Union Plaza, Seller represents and warrants that (W) no claims have been made under the Unocal Indemnity, (X) Seller has the right to assign and is assigning to Purchaser, or by operation of the document the Purchaser will be entitled to, all of Seller's rights under the Unocal Indemnity, (Y) the Brea Union Plaza Mortgage Loan is the first "take-out" loan as defined in the Unocal Indemnity, and (Z) no notice has been given by the Seller or any prior holder of such Mortgage Loan under the Unocal Indemnity, retaining any rights as an "Exempt Lender" thereunder and such rights are assigned to or will otherwise run to the benefit of Purchaser.

     13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by: (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted.

     14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils included within the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Except in the case of the Mortgaged Properties identified on Schedule C-14 hereto, each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area") and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured and, to the Seller's actual knowledge, all such insurance is in full force and effect. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties and seismic insurance to the extent any Mortgaged Property has a PML of greater than twenty percent (20%) calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in same area or earthquake zone. Any Mortgaged Property constituting a materially non-conforming use under applicable zoning laws and ordinances constitutes a legal non-conforming use which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty or such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial mortgage lenders. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). To Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction.

     15. Taxes and Assessments. As of the origination of the Mortgage Loan or February 2000, whichever is later, there were no, and as of the Closing Date, the Seller has no knowledge of any, delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

     16. Borrower Bankruptcy. No Mortgaged Property is the subject of, and no Borrower under a Mortgage Loan is a debtor in, any state or federal bankruptcy, insolvency or similar proceeding.

     17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

     18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such property (the "Fee Interest"), then; except as otherwise set for on Schedule C-18:

          (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) Based on the related Title Policy (or if the related Title Policy is not yet issued, based on the pro forma title policy or commitment described in Paragraph 8 above), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances and such Ground Lease, provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

          (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all defaults, if any, on the part of the related lessee have been cured;

          (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease and the lessor under such Ground Lease has been sent notice of the lien evidenced by the Mortgage in accordance with the terms of the Ground Lease;

          (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) Such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than ten (10) years beyond the end of the amortization term of such Mortgage Loan;

          (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

          (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any casualty insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest will be applied either: (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of the Ground Lease and the related Mortgage, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt.;

          (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan;

          (k) The lessor under such Ground Lease is not permitted to disturb the possession, interest or quiet enjoyment of the lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

          (l) Such Ground Lease provides that it may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns.

     19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8).

     20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

     21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or, provides for interest-only payments without principal amortization or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to the Borrower under the Mortgage Loan or otherwise.

     22. Legal Proceedings. To Seller's knowledge, as of origination of the Mortgage Loan, there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Borrower (or guarantor to the extent the Seller in accordance with Seller's underwriting standards would consider the guarantor material to the underwriting of such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Borrower's ability to pay principal, interest or any other amounts due under such Mortgage Loan or of any such guarantor to meet its obligations.

     23. Other Mortgage Liens. Except as otherwise set forth on Schedule C-23, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To Seller's knowledge, as of origination of the Mortgage Loan, and to the Seller's actual knowledge, as of the Closing Date, except as otherwise set forth on Schedule C-23, and except for cases involving other

Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

     24. No Mechanics' Liens. To Seller's knowledge, as of the origination of the Mortgage Loan, and, to the Seller's actual knowledge, as of the Closing
Date: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

     25. Compliance with Usury Laws. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

     26. Licenses and Permits. To the extent required by applicable law, and except as identified on Schedule C-26, each Mortgage Loan requires the related Borrower to be qualified to do business, and requires the related Borrower and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

     27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

     28. Releases of Mortgaged Properties. Except as set forth on Schedule C-28, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price and prepayment consideration in connection therewith.

     29. Defeasance. With respect to any Mortgage Loan that contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note or Mortgage provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Borrower of all related reasonable fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires counsel to provide a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Maturity Date. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. With respect to each Defeasance Loan, except as set forth on Schedule C-29, the related Mortgage or other related loan document provides that the related Borrower shall (a) pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions required under the related loan documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $19,900,000, the Mortgage Loan or the related documents require confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require the Borrower to pay any Rating Agency fees and expenses.

     30. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

     31. Inspection. Other than the KeyBank Small Balance Loans, identified as such on the Mortgage Loan Schedule, and except as set forth on Schedule C-31, the Seller, or an affiliate, inspected, or caused the inspection of, the related Mortgaged Property within twelve (12) months of the Closing Date.

     32. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit C.

     33. Due-on-Sale. The Mortgage contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgage Property, or any direct equity interest in the related Borrower, is pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Borrower, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans, transfers among co-Borrowers or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan. The Mortgage requires the Borrower to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions requiring such consent or approval under the Mortgage including the cost of counsel opinions relating to REMIC or other securitization and tax issues.

     34. Single Purpose Entity. Each Mortgage Loan with an original principal balance over $10,000,000 requires the Borrower to be at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Borrower is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Borrower (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan Documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. In addition with respect to all Mortgage Loans with a Cut-off Date Principal Balance of $20,000,000 or more, the Borrower's organizational documents provide substantially to the effect that the Borrower shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide substantially to the effect that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the consent of an independent director or member or the unanimous consent of all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; the Borrower shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Borrower in any insolvency proceeding involving any other party. To Seller's actual knowledge, each Borrower has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Borrower's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Borrower on a Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more which is a single member limited liability company provide that the Borrower shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. Any such single member limited liability company Borrower is organized in jurisdictions that provide for such continued existence and the Mortgage Loan File contains an opinion of such Borrower's counsel confirming such continued existence and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Borrower but not the assets of the Borrower.

     35. Whole Loan. Each Mortgage loan is a whole loan and not a participation interest in a mortgage loan.

     36. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, is subject to an endorsement under the related Title Policy insuring same or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

     37. ARD Loans. Except as described on Schedule C-37, each Mortgage Loan which is an ARD Loan commenced amortizing on its initial scheduled Due Date, and provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is not less than seven (7) years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any net cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the scheduled principal and interest payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures.

     38. Security Interests. The security agreements, financing statements or other instruments, if any, related to the Mortgage Loan establish and create, and a UCC financing statement has been filed and/or recorded in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC financing statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), which in all cases includes elevators and all Borrower-owned furniture, fixtures and equipment material to the Mortgaged Property, and if such Mortgaged Property is a hotel operated by the related Borrower, then such personal property constitutes such portion of the material personal property required to operate the Borrower's business as the Seller considered appropriate in light of its underwriting standards; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien and security interest on the property described therein (subject to the exceptions set forth in Paragraph 13 above), which lien/security interest shall, in the case of (i) elevators at all Mortgaged Properties having the same and (ii) all Borrower-owned furniture, fixtures and equipment at Borrower operated hotel properties, be a first priority lien/ security interest except for certain personal property subject to purchase money security interests and personal property leases. In the case of each Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC financing statement relating to the Mortgage Loan has been executed by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such financing statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC financing statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby.

     39. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

          (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

          (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

     in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

     40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

     41. Operating Statements. Except as set forth on Schedule C-41, each Mortgage requires the Borrower, in some cases only at the request of the holder of the Mortgage, to provide the owner or holder of the Mortgage with at least quarterly and annual operating statements, rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

     42. Servicing Rights. Except as set forth on Schedule C-42 or as otherwise contemplated in this Agreement, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

     43. Recourse. Each Mortgage Loan is non-recourse, except that, except as described on Schedule C-43 or for Mortgage Loans with a Cut-off Date Principal Balance of less than $5,000,000, the Borrower and either a principal of the Borrower or other individual guarantor, with assets other than any interest in the Borrower, is liable in the event of: (i) fraud or material misrepresentation, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits or (iii) violation of applicable environmental laws or breaches of environmental covenants; provided that, with respect to clause (iii) in this paragraph, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement. No waiver of liability for such non-recourse exceptions has been granted to the Borrower or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

     44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

     45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

     46. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

     47. Originator's Authorization To Do Business. To the extent required under applicable law to assure the enforceability of a Mortgage Loan, as of the Mortgage Loan's funding date and at all times when it held such Mortgage Loan, the originator of each Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

     48. No Fraud In Origination. In the origination of the Mortgage Loan, neither the originator nor any employee or agent of Seller or the originator, participated in any fraud or intentional material misrepresentation with respect to the Borrower, the Mortgaged Property or any guarantor. To

Seller's actual knowledge, no Borrower is guilty of defrauding or making an intentional material misrepresentation to the Seller or originator with respect to the origination of the Mortgage Loan, the Borrower or the Mortgaged Property.

     49. Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to Seller's actual knowledge, had no interest, direct or indirect, in the Borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; to the Seller's knowledge, the appraisal and appraiser both satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

     50. Jurisdiction of Organization. Each Borrower under a Mortgage Loan was organized under the laws of the United States or the laws of a jurisdiction located within the United States, its territories and possessions.

     51. Borrower Concentration. No single Borrower or group of affiliated Borrowers is/are the obligor(s) under any one or more Mortgage Loans with a Cut-off Date Principal Balance equal to or greater than 5% of $997,140,788.

     52. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser.

                                  SCHEDULE C-4

     Schedule A-2 Loans:

     With respect to Loan No. 10574/1418 Walnut Street Building, the Mortgaged Property is encumbered by a subordinate mortgage lien securing subordinate debt in the approximate principal amount of $10 million. The subordinate lender executed a Subordination Agreement in favor of Seller, as well as a Collateral Assignment and Pledge of Mortgage pursuant to which the subordinate mortgage is collaterally assigned and pledged to Seller.

                                  SCHEDULE C-6

     Schedule A-1 Loans:

     Loan Nos. 9506/College Park Commons and 10197/College Park Medical Office Building were each modified in December, 2000, in connection with a change in the Borrower's ownership structure.

     Schedule A-2 Loans:

     With respect to Loan No. 10663/Maryland Avenue Office Buildings, in January 2001, there was a modification of the terms of an escrow agreement relating to the leasing of a specified portion of the respective Mortgaged Property

                                SCHEDULE C-12(TS)

                 Schedule A-1 Loans:

                 Loan No. 10327    Birmingham Drug Store
                 Loan No. 10402    8422-8434 Telegraph Road
                 Loan No. 10564    70-72 Wilson Street
                 Loan No. 10566    808-812 Maple Avenue
                 Loan No. 11230    322 Hudson Street
                 Loan No. 11255    Pine Avenue Apartments
                 Loan No. 11440    296-298 Park Street
                 Loan No. 11623    Westside Mobile Home Park
                 Loan No. 11634    41st Street Building
                 Loan No. 12007    Lawn Avenue Apartments
                 Loan No. 12328    Vanowen Self Storage
                 Loan No. 12332    CKS Auto Store - Anchorage
                 Loan No. 12335    CKS Auto Store - Albuquerque
                 Loan No. 12346    Aspin RV & Mini Storage
                 Loan No. 12348    Crooks Road Apartments

                                SCHEDULE C-12(a)

                                      None

                                SCHEDULE C-12(c)

     Schedule A-1 Loans:

     In the case of the following Mortgage Loans, the Seller did not require the establishment of an operation and maintenance plan despite the identification of issues involving asbestos-containing materials and/or lead based paint in the applicable Environmental Report orTransaction Screen.

10402    Telegraph Road:        ACM confirmed    O&M Plan recommended
1230     322 Hudson Street:     ACM suspected    No ACM O&M Plan recommended
11255    Pine Ave. Apts:        ACM suspect      O&M Plan recommended
11623    West Side Mobile:      ACM suspected    ACM O&M Plan recommended
                                LBP confirmed    LBP O&M Plan recommended
11634    41st St. Bldg:         ACM suspected    No ACM O&M Plan recommended
12007    Lawn Ave. Apts:        ACM suspected    No ACM O&M Plan recommended
12328    Vanowen Storage:       ACM suspected    O&M plan recommended
12346    Aspin Mini Storage:    ACM suspected    No ACM O&M Plan recommended
12348    Crooks Rd Apts:        ACM suspected    No ACM O&M Plan recommended

     With respect to Loan No. 11924/Windhorst MHP, the applicable Phase I Environmental Report provided the following information: (A) Two leaking underground storage tank sites ("LUSTs") are located 0.09 miles to the West/Northwest of the Mortgaged Property; (B) the offsite LUSTs have soil and groundwater contamination with a "medium" priority listing; (C) the LUSTs have the potential to impact the Mortgaged Property due to their proximity to the Mortgaged Property but the Mortgaged Property should not be investigated as a source of this contamination because there are no historic or current activities identified at the Mortgaged Property that could lead to the relevant type of contamination. In addition, the Environmental Report notes that there does not appear to be an immediate health risk to the occupants of the Mortgaged Property because it is serviced by public water and sewer systems. Based on this information, the Phase I Environmental Report concluded that "no further action or investigation appears to be warranted at this time."

     With respect to Loan No. 11252/The Crossroads at Middlebury-East, the applicable Phase I Environmental Report provided the following information: (A) A release of petroleum was identified on an adjacent Mobil gas station facility;
(B) the Mobil station appears to be independently owned and operated; (C) information available from the applicable regulatory agency indicates that further investigation and ongoing monitoring and sampling have been recommended with respect to the gas station; (D) excavation activities appear to have been conducted but it appears the investigation case remains open; and (E) the gas station facility is located in a cross-gradient direction and it is reported that the contamination source has been removed. The Environmental Report concludes that the risk presented by a potential impact is limited to groundwater that is not utilized on the Mortgaged Property. The Phase I Environmental Report did not recommend a Phase II investigation and no such investigation was conducted.

     Schedule A-2 Loans

     With respect to Loan No. 11398/AT&T Building, the applicable Environmental Report identified a recognized environmental condition "REC" on the Mortgaged Property and in five areas within a one-mile radius of the Mortgaged Property, which relates to the potential for fill dirt from a former radium refinery owned by Shattuck Chemical Co. The five areas are part of the "Denver Radium" Superfund Site, which is listed on the National Priorities List. The applicable Environmental Report states that sampling conducted on the Mortgaged Property identified low levels of radium-226 and radium-228 at concentrations above background levels but below regulatory levels. The Environmental Report states further that there are known impacts to the groundwater in the vicinity of the Mortgaged Property but the extent of any impact from the groundwater for the five identified areas has not been fully characterized. The Environmental Report states that Shattuck has been identified as the source of the groundwater contamination in the area of the Mortgaged Property and that the owners of the Mortgaged Property are not likely to be identified as a responsible party due to the already known off-site generation and release by Shattuck.

                  SCHEDULE C-12(G)

                  Schedule A-1 Loans:

                  Loan No. 10568    New London Square
                  Loan No. 12424    Connector Park


                  Schedule A-2 Loans:

                  Loan No. 11641    CVS Drug Store
                  Loan No. 12104    Antelope Valley

                                  SCHEDULE C-14

                                      None

                                  SCHEDULE C-18

     Schedule A-2 Loans:

     Loan No. 10663 Maryland Avenue Office Buildings

     The Mortgaged Property consists of (i) Borrower's fee interest in two office buildings with certain underground parking facilities, and (ii) Borrower's interest as a lessee under a Ground Lease with respect to a surface parking lot. The fee interest in the Leasehold Parcel is owned by multiple parties, but only one of the multiple fee owners/ground lessors executed an estoppel certificate in favor of Seller in connection with the closing of such Mortgage Loan. The following disclosures relate to the correspondingly numbered subparagraphs of Section 18 of Schedule C.

     (a) Because all the fee owners/ground lessors did not execute estoppel certificates, Seller is unable to confirm that there has been no material change in the terms of the Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File.

     (b) The Ground Lease does not expressly provide that it shall remain superior to any mortgage or other lien upon the related Fee Interest.

     (c) Rather than requiring that notice of any default by lessee be given to the lessee and the mortgagee under the Mortgage Loan, the Ground Lease provides that in the event ground lessor exercises its option to declare the ground lease forfeited due to the failure of the lessee thereunder to comply with any covenants or agreements of the Ground Lease, ground lessor must provide notice to the lessee and a 60 day cure period. Pursuant to the terms of the Ground Lease, the related Borrower has notified the ground lessor to also send any such notices to Seller. The related Mortgage Note provides that Seller shall have full recourse against the related Borrower for losses resulting from a termination of the Ground Lease.

     (f) The Ground Lease does not specifically address the ability of the mortgagee under the Mortgage Loan to cure any defaults under the Ground Lease. Such cure is neither prohibited nor specifically permitted.

     (g) The base term of the Ground Lease expires on the last day of April, 2007, prior to the end of the amortization term of the Mortgage Loan. The lessee under the Ground Lease has irrevocable options to renew the Ground Lease for five successive ten year terms and shall be deemed to have exercised said options of renewal unless it gives written notice to the ground lessor at least 12 months prior to the expiration of the then current term of the Ground Lease that lessee will not exercise said option. The related Mortgage Note provides that Seller shall have recourse against the related Borrower for losses suffered as a result of Borrower's failure to exercise such renewal option. Borrower's failure to exercise such renewal option is also an event of default under the related Mortgage.

     (h) The Ground Lease does not require the Ground Lessor to enter into a new lease with the mortgagee upon termination of the Ground Lease as a result of rejection of such Ground Lease in a bankruptcy proceeding.

     (i) The Ground Lease does not require that casualty insurance proceeds will be applied to either (i) repair or restoration of the property, with the mortgagee or a trustee having the right to hold and disburse the proceeds, or (ii) the payment of the outstanding principal balance of the Mortgage Loan. The Ground Lease does not provide that condemnation awards are to be applied first to the payment of the outstanding principal and interest on the related Mortgaged Loan.

     (k) The Ground Lease does not provide that the Ground Lessor is not permitted to disturb the possession or quiet enjoyment of the lessee for any reason or in any manner which would materially adversely affect the security provided by the related Mortgage.

     (l) The Ground Lease does not prohibit the amendment or modification of such Ground Lease without the prior consent of mortgagee.

                                  SCHEDULE C-23

     Schedule A-1 Loans:

     With respect to Loan No. 11487/Heatherwood Apartments and Loan No. 11488/North Mountain Apartment, each related Mortgage provides that the mortgagee will not unreasonably withhold its consent to the encumbrance of the respective Mortgaged Property with a subordinate lien after the end of the third note year, provided conditions are satisfied, including debt service coverage and similar criteria specified therein.

     Schedule A-2 Loans:

     With respect to Loan No. 10574/1418 Walnut Street Building, the Mortgaged Property is encumbered by a subordinate mortgage lien securing subordinate debt in the approximate principal amount of $10 million. The subordinate lender executed a Subordination Agreement in favor of Seller, as well a Collateral Assignment and Pledge of Mortgage pursuant to which the subordinate mortgage is collaterally assigned and pledged to Seller.

                                  SCHEDULE C-26

     Schedule A-1 Loans:

     The KeyBank Small Balance Loans do not specifically require the related Borrower to be qualified to do business.

     Schedule A-2 Loans:

     Loan No. 11885/Metro Park South does not specifically require the related Borrower to be qualified to do business.

                                  SCHEDULE C-28

     Schedule A-1 Loans:

     Each of the following Mortgage Loans provides that a specified portion of the related Mortgaged Property shall be released from the lien of the related Mortgage upon satisfaction of certain legal and underwriting requirements, but no payment of a release price is required:

                  Loan No. 9506     College Park Commons
                  Loan No. 10197    College Park Medical Office Building
                  Loan No. 12424    Connector Park

     Schedule A-2 Loans:

     With respect to Loan No. 10574/1418 Walnut Street Building, seven floors of the building which comprises the Mortgaged Property shall be released from the lien of the related Mortgage upon the filing of a condominium regime acceptable to lender, defeasance of 125% of the value of the released portion of the Mortgaged Property and satisfaction of several other conditions specified in the Mortgage.

                                  SCHEDULE C-29

     Schedule A-2 Loans:

     With respect to Loan No. 11885/Metro Park South, the Note does not require that the Mortgage Loan be assumed by a single-purpose entity.

                                  SCHEDULE C-31

     Schedule A-1 Loans:

     With respect to Loan No. 10386/CVS-Loizos, the related Mortgaged Property was last inspected August 17, 1999. With respect to Loan No. 11705/Harper's Corners Apartments, the related Mortgaged Property was last inspected March 14, 2000.

                                  SCHEDULE C-33

     Schedule A-1 Loans:

     Loan Nos. 10140/Redondo Beach Self Storage and 10142/Van Nuys Self Storage each provides that ownership interest in Borrower or undivided ownership interest in the related Mortgaged Property may be transferred to limited liability companies organized by Borrower for the single purpose of holding the undivided ownership interests of such Borrower upon satisfaction of certain conditions, including the condition that following the completion of such transfer, either of the two key principal guarantors continues to exercise control over the related Mortgaged Property (i.e. determines management policies in connection with the use and operation thereof).

                                  SCHEDULE C-37

Schedule A-1 Loans:

Loan No. 10385     Maple Leaf Square -- rate adjusts to greater of (i) initial rate plus 2% or (ii) extended treasury rate plus 2%.

Loan No. 10386     CVS Loizos -- rate adjusts to greater of (i) initial rate
                   plus 2% or (ii) extended treasury rate plus 2%.

Loan No. 10830     Bartell Drug Headquarters -- rate adjusts to greater of (i)
                   initial rate plus 2% or (ii) treasury rate plus 2%.

Schedule A-2 Loans:

Loan No. 11398     AT&T Building -- Interest rate adjusts to greater of (i)
                   initial rate plus 2% or (ii) treasury rate plus 2%.

Loan No. 12015     Redmond Self Storage -- Interest rate adjusts to greater of
                   (i) initial rate plus 2% or (ii) treasury rate plus 2%.

Loan No. 12104     Antelope Valley -- Interest rate adjusts to greater of (i)
                   initial rate  plus 2% or (ii) extended treasury rate plus 2%.

Loan No. 12341    Tractor Supply Office Bldg. -- rate adjusts to greater of (i)
                  initial rate plus 2% or (ii) treasury rate plus 2%.

Loan No. 12342    S&A Brookline -- Interest rate adjusts to greater of (i)
                  initial rate plus 2% or (ii) extended treasury rate plus 2%.

Loan No. 12350    572 Main Street -- Interest rate adjusts to greater of (i)
                  initial rate plus 2% or (ii) extended treasury rate plus 2%.

                                  SCHEDULE C-41

     Schedule A-1 Loans:

     The KeyBank Small Balance Loans require the Borrower to provide, upon lender's request, the following financial reports on a quarterly basis: a balance sheet, a statement of income and expenses of the related Mortgaged Property, a statement of changes in financial position, a rent schedule for the related Mortgaged Property and, if the related Borrower occupies the related Mortgaged Property, a copy of the related Borrower's financial statement. The related Borrower also must deliver to lender updated versions of such financial reports at any other time upon lender's request, but there is no specific requirement regarding annual operating statements, rent rolls or financial statements.

     The following Mortgage Loans require delivery of an annual balance sheet of the related Borrower, but do not require the delivery of an annual financial statement:

                 Loan No. 9506     College Park Commons
                 Loan No. 10140    Redondo Torrance Mini Storage
                 Loan No. 10142    Van Nuys Mini Storage
                 Loan No. 10197    College Park Medical Office Building
                 Loan No. 10510    Ridgemoor Square Building
                 Loan No. 10568    New London Square
                 Loan No. 10579    Embassy and Diplomat Towers
                 Loan No. 10692    Siemens Facility
                 Loan No. 10830    Bartell Warehouse & Office
                 Loan No. 11252    The Crossroads at Middlebury-East
                 Loan No. 11283    Patrick Henry Apartments
                 Loan No. 11427    14801 Broadway Avenue
                 Loan No. 11487    Heatherwood Apartments
                 Loan No. 11488    North Mountain Apartments
                 Loan No. 11720    Premier Self Storage
                 Loan No. 11751    Park Creek Manor Apartments
                 Loan No. 11771    Evergreen Park Manor Apartments
                 Loan No. 11774    Westpark Industrial
                 Loan No. 11890    Golden Stream Quality Foods

     With respect to Loan No. 10830/Bartell Warehouse & Office, there is no requirement that quarterly operating statements be delivered.

     With respect to Loan No. 12424/Connector Park, which had an original principal balance of $20 million, the annual financial statement is only required to be audited by an independent certified public accountant after the occurrence of an event of default.

     Schedule A-2 Loans:

     The following Mortgage Loans require the delivery of an annual balance sheet of the related Borrower, but do not require delivery of an annual financial statement:

      Loan No. 11886    Forbes Center II & Metro Business Center-Bldg 5
      Loan No. 10663    THF - Maryland Avenue Office Buildings
      Loan No. 11781    Chantilly Plaza I-IV
      Loan No. 10574    Tiffany
      Loan No. 11300    Greenbrier West Business Park
      Loan No. 11398    AT&T Building
      Loan No. 12035    Charlotte Arms Apartments
      Loan No. 10777    Fischer & Bay Shopping Center
      Loan No. 11871    Southridge Apartments

     With respect to Loan No. 11578/Wieden & Kennedy Building, which had an original principal balance of $20 million, there is no requirement that the annual financial statement be audited, but, after the occurrence of an event of default, such annual financial statement must be reviewed by an independent certified public accountant.

                                  SCHEDULE C-42

     Schedule A-1 Loans:

     With respect to each of the following Mortgage Loans, a third party is entitled to receive a correspondent servicing fee:

                  Loan No. 10510    Ridgemoor Square Building
                  Loan No. 10830    Bartell Warehouse & Office
                  Loan No. 11252    Crossroads at Middlebury - East
                  Loan No. 11771    Evergreen Park Manor Apartments

                  Schedule A-2 Loans:

                  Loan No. 10663    THF-Maryland Avenue Office Building
                  Loan No. 10777    Fischer & Bay Shopping Center
                  Loan No. 11781    Chantilly Plaza
                  Loan No. 11886    Forbes Center

                                  SCHEDULE C-43

     Schedule A-1 Loans:

     With the exception of Loan No. 12007/Lawn Avenue Apartments, the related Mortgage Loan documents for all of the KeyBank Small Balance Loans provide for full recourse against the related Borrower.

     With respect to Loan No. 12424/Connector Park, no principal of Borrower or other individual guarantor is liable (through an indemnification or otherwise) with respect to losses related to violations of applicable environmental laws or breaches of environmental covenants; only the Borrower is liable for such losses through an indemnification.

     Schedule A-2 Loans:

     In Loan No. 11781/Chantilly Plaza no principal of Borrower or other individual guarantor is liable for the specified "carve-outs"; only the related Borrower is liable upon the occurrence of such events.

     In each of the following loans, the principal of Borrower that is liable for the specified "carve-outs" is an entity rather than an individual:

                  Loan No. 11886    Forbes Center
                  Loan No. 12339    Trendwest Office Building
                  Loan No. 12341    Tractor Supply Office Building

                                   EXHIBIT D-1

                      FORM OF CERTIFICATE OF THE SECRETARY
                     OR AN ASSISTANT SECRETARY OF THE SELLER

      CERTIFICATE OF [ASSISTANT] SECRETARY OF KEYBANK NATIONAL ASSOCIATION


     I, __________________, hereby certify that I am a duly appointed Secretary of KeyBank National Association, a national banking association ("KeyBank"), and further certify as follows:

     1. Attached hereto as Attachment A are true, correct and complete copies of the [specify organizational documents] of KeyBank, which are in full force and effect on the date hereof.

     2. Attached hereto as Attachment B are the resolutions of the board of directors of KeyBank authorizing and approving KeyBank's execution, delivery and performance of (a) the Mortgage Loan Purchase Agreement, dated as of __________, 2001 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp., as purchaser and KeyBank, as seller, and (b) the corresponding Indemnification Agreement referred to in the Mortgage Loan Purchase Agreement (the "Indemnification Agreement"). Such resolutions are in full force and effect on the date hereof and do not conflict with any other resolutions of the board of directors of KeyBank in effect on the date hereof.

     3. Attached hereto as Attachment C is a certificate of good standing with respect to KeyBank issued by the Comptroller of the Currency within 20 days of the date hereof and no event (including, without limitation, any act or omission on the part of KeyBank) has occurred since the date thereof that has affected the good standing of KeyBank under the laws of the United States of America.

     4. Each person who, as an officer or representative of KeyBank, signed the Mortgage Loan Purchase Agreement, the Indemnification Agreement or any other document or certificate delivered by or on behalf of KeyBank prior hereto or on the date hereof in connection with the transactions contemplated in the Mortgage Loan Purchase Agreement and/or the Indemnification Agreement, was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or representative, and the signature of each such person appearing on any such documents is his or her genuine signature.

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage Loan Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________, 2001.

                                      By:__________________________________
                                      Name:
                                      Title:  [Assistant] Secretary

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

                   CERTIFICATE OF KEYBANK NATIONAL ASSOCIATION

     In connection with the execution and delivery by KeyBank National Association ("KeyBank") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement (the "Agreement"), dated as of __________, 2001, between Credit Suisse First Boston Mortgage Securities Corp., as purchaser, and KeyBank, as seller, and the corresponding Indemnification Agreement referred to in the Mortgage Loan Purchase Agreement (the "Indemnification Agreement"; and, together with the Mortgage Loan Purchase Agreement, the "Agreements") the undersigned hereby certifies that (i) the representations and warranties of KeyBank in the Agreements are true and correct in all material respects at and as of the date hereof (or, in the case of any particular representation and warranty set forth in Exhibit C to the Mortgage Loan Purchase Agreement, as of such other date specifically set forth in such representation and warranty) with the same effect as if made on the date hereof (or, in the case of any particular representation and warranty set forth in Exhibit C to the Mortgage Loan Purchase Agreement, on such other date specifically set forth in such representation and warranty), and
(ii) KeyBank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreements to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

     Certified this __ day of __________ 2001.




                                       KEYBANK NATIONAL ASSOCIATION



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                  EXHIBIT D-3A

                     FORM OF OPINION OF IN-HOUSE COUNSEL TO
                      THE SELLER, PURSUANT TO SECTION 7(vi)

March 16, 2001

Moody's Investors Service, Inc.                Fitch, Inc.
99 Church Street                               One State Street Plaza, 31st Flr.
New York, NY  10007                            New York, NY  10004

McDonald Investments Inc.                      Wells Fargo Bank Minnesota, N.A.
800 Superior Avenue, 17th Flr.                 45 Broadway, 12th Flr.
Cleveland, OH  44114                           New York, NY  10006

Credit Suisse First Boston                     Credit Suisse First Boston
   Corporation                                     Mortgage Securities Corp.
11 Madison Avenue                              11 Madison Avenue
New York, NY 10010                             New York, NY  10010

Merrill Lynch, Pierce, Fenner &                Salomon Smith Barney Inc.
    Smith Incorporated                         388 Greenwich Street, 11th Flr.
570 Washington Street, 3rd Flr.                New York, NY  10013
New York, NY  10080


     Re:  Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK1
          --------------------------------------------------------------------


Ladies and Gentlemen:

     As Senior Vice President and Associate General Counsel of KeyBank National Association, a national banking association (the "Bank"), I have acted as counsel to the Bank and to its affiliate KeyCorp Real Estate Capital Markets, Inc. (the "Corporation"), in connection with the negotiation, execution and delivery by the Bank and the Corporation of the agreements listed below.

     In that regard, I or attorneys working under my direction have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction as being true copies of all such records of the Bank and the Corporation, all such agreements, certificates and other documents as I have deemed necessary as a basis for the opinions set forth herein, including the following:

     1. The Mortgage Loan Purchase Agreement between the Bank and Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC");

     2. The Pooling and Servicing Agreement among the Corporation, as Master Servicer, CSFBMSC, ORIX Real Estate Capital Markets, LLC, as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee; and




                                      D-3A

     3. The Indemnification Agreement among the Bank, CSFBMSC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., McDonald Investments Inc. and Credit Suisse First Boston Corporation.

     The agreements listed in items 1 through 3 above are collectively referenced herein as the "Agreements."

     In such examination, I or such attorneys working under my direction have assumed the genuineness of all signatures other than those signatures for the Bank and the Corporation, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as certified or photostatic copies. I or such attorneys have investigated such questions of law for the purpose of rendering these opinions as I have deemed necessary.

     Based on the foregoing, and subject to the limitations and qualifications set forth below, I am of the opinion that:

     (a) the Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;

     (b) the Corporation has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Ohio;

     (c) the Corporation has the corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;

     (d) the Agreements to which it is a party have been duly and validly authorized, executed and delivered by each of the Bank and the Corporation;

     (e) neither the execution and delivery by the Bank of the Agreements it is a party to, nor the consummation by the Bank of the transactions contemplated by such Agreements, nor the performance by the Bank of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Association or by-laws, as amended, of the Bank, (ii) the terms of applicable current provisions of statutory law or regulation, (iii) any existing obligation of the Bank under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Bank, financial or otherwise, or adversely affect the transactions contemplated by, or the Bank's performance of its obligations under, the Agreements to which the Bank is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me after reasonable investigation, issued by a court of competent jurisdiction and specifically directed to the Bank or its property;

     (f) neither the execution and delivery by the Corporation of the Agreements it is a party to, nor the consummation by the Corporation of the transactions contemplated by such Agreements, nor the performance by the Corporation of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Incorporation or by-laws, as amended, of the Corporation, (ii) the terms of applicable current provisions of statutory law


                                      D-3A
or regulation, (iii) any existing obligation of the Corporation under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Corporation, financial or otherwise, or adversely affect the transactions contemplated by, or the Corporation's performance of its obligations under, the Agreements to which the Corporation is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me after reasonable investigation, issued by a court of competent jurisdiction and specifically directed to the Corporation or its property;

     (g) no consent, approval or authorization of, or filing with, any governmental agency or body is required of either the Bank or the Corporation in connection with its execution, delivery and performance of the Agreements to which it is a party, except such consents, approvals or authorizations as have been obtained or such filings as have been made; and

     (h) to my actual knowledge, after reasonable investigation, there are no actions, proceedings or investigations pending or threatened against the Bank or the Corporation before any court, administrative agency, or tribunal (i) asserting the invalidity of any of the Agreements, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Agreements, or (iii) that could reasonably be expected to materially and adversely affect the enforceability of any of the Agreements against the Bank or the Corporation, as the case may be, or the ability of the Bank or the Corporation, as the case may be, to perform its obligations thereunder.

     For purposes of this opinion letter, I have assumed that (i) the Agreements have been duly executed and delivered by all parties thereto (other than the Bank and/or the Corporation, as the case may be) and are valid and binding upon and enforceable against such parties (other than the Bank and/or the Corporation, as the case may be), subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and (ii) there has been no mutual mistake of fact or misunderstanding, fraud, duress, or undue influence.

     The opinions expressed above are limited to Federal law and the laws of the State of Ohio.

     This opinion is rendered solely to the addressees hereof, for their use in connection with the transactions contemplated herein and may not be relied upon for any other purpose or by any other person.



                                         Very truly yours,



                                         Robert C. Bowes
                                         Senior Vice President and
                                         Associate General Counsel





                                      D-3A

                                  EXHIBIT D-3B

       FORM OF OPINION OF PHILLIPS, LYTLE, HITCHCOCK, BLAINE & HUBER LLP,
                           PURSUANT TO SECTION 7(vii)

                                 March 16, 2001


Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York  10010

Credit Suisse First Boston Mortgage
  Securities Corp.
11 Madison Avenue
New York, New York  10010

Debt Capital Markets
Commercial Real Estate Debt.
4 World Financial Center 26th Floor
250 Vesey Street
New York, New York  10080-1326

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York   10013

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

Wells Fargo Bank Minnesota, N.A.
45 Broadway, 12th Floor
New York, New York  10006

Fitch, Inc.
One State Street Plaza, 31st Floor
New York, New York  10004

McDonald Investments Inc.
800 Superior Avenue
Cleveland, OH  44114

     Re: Pooling and Servicing Agreement among Credit Suisse First Boston Mortgage Securities Corp., as Depositor ("Depositor"), KeyCorp Real Estate Capital Markets, Inc., as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee dated as of March 1, 2001 ("PSA") and Mortgage Loan Purchase Agreement between KeyBank National Association, as Seller and Depositor, as Purchaser dated March 5, 2001 ("MLPA" and together with the PSA, the "Agreements")
          ----------------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special local counsel to KeyCorp Real Estate Capital Markets, Inc. ("Company"), as Master Servicer in connection with the execution and delivery of the PSA, and to KeyBank National Association ("KeyBank"), as Seller in connection with the execution and delivery of the MLPA.



                                      D-3B

Credit Suisse First Boston Corporation
March 16, 2001
Page 1


     In connection with rendering our opinion, we have reviewed the PSA and the MLPA and have made such investigations of law as we have deemed necessary or appropriate to enable us to render this opinion. As to facts material to our opinion we have, when relevant facts were not independently established, relied upon the representations of the Company and KeyBank in the Agreements.

     In rendering the opinions expressed herein, we have assumed (i) the genuineness of all signatures by each party; (ii) the authenticity of all documents submitted to us as originals; (iii) the conformity to original documents of all documents submitted to us as conformed or photostatic copies;
(iv) the conformity in all material respects of the final executed forms of the Agreements with the versions submitted to us in draft form on March 12, 2001 and March 13 respectively; (v) the due formation and valid existence of the parties to the Agreements; and (vi) the due authorization, execution and delivery of the Agreements by the parties thereto, and their power and authority (including the obtaining of all necessary permits, licenses and approvals) to execute and perform each of the Agreements.

     Based upon the foregoing assumptions and subject to the qualifications hereinafter set forth, it is our opinion that, as of the date hereof:

          1. The PSA constitutes the legal, valid and binding contract and agreement of the Company and is enforceable in accordance with its terms.

          2. The MLPA constitutes the legal, valid and binding contract and agreement of KeyBank and is enforceable in accordance with its terms.

     Our opinions concerning the enforceability of the Agreements are subject to the qualification that:

          (a) enforceability may be limited by or subject to (i) state and/or federal bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies; (ii) an implied duty of good faith; and (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (b) certain provisions of the Agreements may be unenforceable in whole or in part, although the inclusion of such provisions does not render any of the Agreements invalid as a whole, and the Agreements contain legally adequate provisions for enforcing the other obligations of the parties thereunder and for the practical realization of the principal rights and benefits purported to be afforded thereby, subject to the economic consequences of any judicial, administrative, or other procedural delay in connection with such enforcement and realization.



                                      D-3B

Credit Suisse First Boston Corporation
March 16, 2001
Page 2


     In connection with servicing by the Company of mortgages on residential property located in New York State, we point out that Section 6-k of the New York Banking Law imposes certain obligations on mortgagees with respect to casualty insurance escrow accounts, and Section 254 of the New York Real Property Law imposes certain restrictions on the right of the mortgagee to retain casualty insurance proceeds.

     We express no opinion as to the applicability to, or effect on, the transactions contemplated by either of the Agreements of any federal or state securities law.

     We are qualified to practice law in the State of New York and we do not purport to be experts on, or to express any opinion herein concerning, any matter governed by the laws of any jurisdiction other than the laws of the State of New York and the federal law of the United States. This letter is furnished to you solely for your benefit in connection with the transactions contemplated by the Agreements. This opinion is not to be publicly filed, used, circulated, quoted or otherwise relied upon by any other person or entity or, for any other purpose, without our prior written consent.



                                             Very truly yours,








                                      D-3B

Credit Suisse First Boston Corporation
March 16, 2001
Page 1


                                  EXHIBIT D-3C

              FORM OF OPINION OF POLSINELLI, SHALTON & WELTE, P.C.,
                           PURSUANT TO SECTION 7(viii)

                                 March 16, 2001

Credit Suisse First Boston Corporation     Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                          45 Broadway, 12th Floor
New York, New York 10010                   New York, New York 10006

Credit Suisse First Boston Mortgage        Moody's Investors Service, Inc.
   Securities Corp.                        99 Church Street
11 Madison Avenue                          New York, New York 10007
New York, New York 10010

Merrill Lynch, Pierce,                     Fitch, Inc.
   Fenner & Smith Incorporated             One State Street Plaza, 31st Floor
4 World Financial Center, 26th Floor       New York, New York 10004
250 Vesey Street
New York, NY 10080

Salomon Smith Barney Inc.                  McDonald Investment Inc.
388 Greenwich Street                       800 Superior Avenue
New York, New York 10013                   Cleveland, Ohio 44114


     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass Through Certificates, Series 2001-CK1
          ---------------------------------------------------------------


Ladies and Gentlemen:

     We have acted as special counsel to KeyBank National Association, a national banking association ("KEY"), in connection with the following transactions (collectively, the "TRANSACTIONS"):

     (i) the sale by Key, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR") (such Transaction, the "SALE"), of certain multifamily and commercial mortgage loans (the "MORTGAGE LOANS"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of March 5, 2001 (the "LOAN PURCHASE AGREEMENT"), between Key as seller and the Depositor as purchaser;


                                      D-3C

Credit Suisse First Boston Corporation
March 16, 2001
Page 2


     (ii) the creation of a common law trust (the "TRUST") and the issuance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK1 (the "CERTIFICATES"), pursuant to that certain Pooling and Servicing Agreement, dated as of March 1, 2001 (the "POOLING AND SERVICING AGREEMENT"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer, ORIX Real Estate Capital Markets, LLC as special servicer, and Wells Fargo Bank Minnesota, N.A. as trustee (the "TRUSTEE"); and

     (iii) the transfer of the Mortgage Loans by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement in exchange for the issuance of the Certificates at the direction of the Depositor.

     The Loan Purchase Agreement and the Pooling and Servicing Agreement are collectively referred to herein as the "AGREEMENTS". Capitalized terms not defined in this letter have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the Loan Purchase Agreement.

     Under the terms of the Loan Purchase Agreement, Key will sell to the Depositor, without recourse (except to the extent specified therein), all right, title and interest of Key in and to the Mortgage Loans and the proceeds thereof. Pursuant to the Pooling and Servicing Agreement, the Depositor will transfer the Mortgage Loans to the Trustee, and the Trust will issue the Certificates representing interests in the Trust. The following twenty-one classes of Certificates representing beneficial interests in the Trust Fund will be issued pursuant to the Pooling and Servicing Agreement: The Class A-1, Class A-2, Class A-3, Class B, Class C, and Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class A-X, Class A-CP, Class A-Y, Class R, and Class V Certificates.

     You have requested our opinion whether, in the event that the Federal Deposit Insurance Corporation (the "FDIC") were appointed as conservator or receiver for Key pursuant to Section 11(c) of the Federal Deposit Insurance Act (the "FDIA"), the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement would be enforceable against Key notwithstanding the appointment of the FDIC as conservator or receiver of Key.

     ASSUMPTIONS OF FACT

     In connection with this opinion, we have reviewed the Agreements and a certificate, dated the date hereof, of an officer of Key, which certifies, to the best of such person's knowledge, inter alia, as to certain of the matters in the immediately succeeding paragraph as of the date hereof. This opinion is based solely upon our review of the Agreements and such other documents, and such other investigations of law and fact, as we have deemed necessary or advisable in connection with this opinion. Our opinion is limited to the specific issues of federal law addressed and is further limited in all respects, except as otherwise stated, to the facts assumed. We express no opinion as to any other matter.

     In rendering the opinions set forth herein, we have relied upon, and assumed, without independent investigation or inquiry, the following to be true at all relevant times:

                                      D-3C

Credit Suisse First Boston Corporation
March 16, 2001
Page 3


     (a) All representations and warranties set out in the Agreements, and all statements in Key Certificate and the certificates relating to the Agreements or furnished in connection with the Transactions, are true and correct.

     (b) All signatures are genuine, all natural persons have the legal capacity to execute and deliver the documents signed by them, all documents submitted to us as originals are authentic and all documents submitted to us as certified or photostatic copies conform in all respects to the original documents.

     (c) Each of the Agreements has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of all parties thereto, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     (d) The execution, delivery and performance of the Agreements by the parties thereto do not violate any applicable law. All notices to, filings with, and approvals of, all applicable governmental or regulatory authorities required for the execution and delivery by Key, the Depositor, and the Trustee of the Agreements and the performance by Key, the Depositor, and the Trustee thereof shall have been obtained or made, and are in full force and effect.

     (e) Each of Key and the Depositor has taken all actions required under applicable law to effectuate the Sale of the Mortgage Loans.

     (f) There are no agreements or courses of prior dealing between any of the parties that would alter the relationships set forth in the Agreements.

     (g) The Depositor, Key, and the Trustee will at all times and in all respects that are material to the opinions expressed in this letter comply with all material provisions of the Agreements, as applicable.

     (h) Key is a national banking association, the deposits of which are insured by the FDIC pursuant to the provisions of the FDIA.

     (i) As of the date of this opinion, Key has not violated any law or regulation and is not in an unsafe or unsound condition that would constitute a basis for the appointment of a conservator or receiver pursuant to the FDIA.

     (j) Key received adequate consideration for the transfer to the Depositor of the Mortgage Loans pursuant to the Loan Purchase Agreement.

     (k) Each of Key, the Depositor, nor the Trustee did not and will not (i) execute either of the Agreements or any other agreement to which it is a party in connection with the Transactions or (ii) otherwise effectuate or consummate any transfer of the Mortgage Loans pursuant to the Agreements or any other agreement, in each case:

     1. in contemplation of Key's or the Depositor's insolvency;


                                      D-3C

Credit Suisse First Boston Corporation
March 16, 2001
Page 4


     2. with a view to preferring one creditor of Key or the Depositor over another or to preventing the application of Key's or the Depositor's assets in the manner required by applicable law or regulations;

     3. after Key or the Depositor committed an act of insolvency; or

     4. with any intent to hinder, delay, or defraud Key or the Depositor or any of their respective creditors.

     (l) The execution, delivery and performance of each of the Agreements and the Transactions constitute bona fide and arm's length transactions and were and are undertaken in the ordinary course of business.

     (m) The Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class A-X, Class A-CP, and Class A-Y Certificates are, as of the date hereof, each rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by Fitch and Moody's, which are nationally recognized statistical rating organizations.

     (n) It is the stated intention of Key and the Depositor, as set forth in
Section 11 of the Loan Purchase Agreement, to treat the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement as a sale, and not a secured borrowing, including for accounting purposes.

     (o) All of the requirements of generally accepted accounting principles for treating the transfer of the Mortgage Loans as a sale have been satisfied (other than the "legal isolation" condition).

     (p) Key is and shall remain a separate and distinct entity from the Depositor, the Trustee and the Trust. Key does not control, is not controlled by, and is not under common control with, the Depositor or the Trustee.

     (q) The Depositor is a Delaware corporation and is primarily engaged in acquiring and holding or transferring to another special purpose entity, financial assets, and in activities related or incidental thereto, in connection with the issuance of beneficial interests, which in this case are in the form of the Certificates.

     OPINION EXPRESSED

                  Based on the reasoning and subject to the assumptions, qualifications and limitations set forth in this letter, it is our opinion that in a properly presented and decided case, a court would hold that the FDIC, if appointed as receiver or conservator of Key pursuant to Section 11(c) of the
FDIA:

     1. Could not, in the exercise of its authority under 12 U.S.C.ss.1821(e), reclaim, recover, or recharacterize as property of Key or the receivership the Mortgage Loans that have been transferred by Key to the Depositor pursuant to the Loan Purchase Agreement; and

     2. Could not seek to avoid the Loan Purchase Agreement under 12 U.S.C.ss.1823(e).


                                      C-3C

Credit Suisse First Boston Corporation
March 16, 2001
Page 5


     We wish to point out that we are giving no opinion (i) as to whether the transfer of the Mortgage Loans by Key to the Depositor and, in turn, by the Depositor to the Trust is a true sale or absolute conveyance, (ii) as to the perfection or priority of any ownership interest or security interest in the Mortgage Loans, (iii) concerning any law other than the federal laws of the United States of America, or (iv) concerning any matter not expressly addressed in this letter.

     DISCUSSION

     In an insolvency proceeding for Key, the United States Bankruptcy Code (the "BANKRUPTCY CODE") would not apply.(1) Therefore, neither the provisions of the Bankruptcy Code that impact the right of a secured creditor to liquidate collateral nor the provisions of Section 547 of the Bankruptcy Code concerning "preferential" transfers would apply in the event of the insolvency of Key. The FDIC is authorized under Sections 11(c)(1) and (2) of the FDIA to accept appointment as conservator, and is required to be appointed as receiver, for a federal savings bank such as Key.

     Our opinions above rely on the FDIC's rule regarding the treatment by the FDIC, as receiver or conservator of an insured depository institution, of financial assets transferred by the institution in connection with a securitization or participation.(2) As of the date of this opinion, the Rule has not been modified or repealed, and we are not aware of any reported judicial decision that questions the validity of the Rule.

     For the Transactions to be covered by the Rule, the Transactions must involve the (1) transfer of financial assets (2) in connection with a securitization or participation.(3) The first element is satisfied because each of the Mortgage Loans "conveys to one entity a contractual right to receive cash,(4) and therefore qualifies as a "financial asset."

     The second element requires a determination of whether the transfer of the Mortgage Loans pursuant to the Loan Purchase Agreement is "in connection with a securitization or participation.(5) In our analysis we are relying on the Rule's treatment of transfers in connection with a securitization. For the Transactions to constitute a securitization that is covered by the Rule, the Transactions must involve the issuance by a special purpose entity of beneficial interests the most senior class of which is rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations or which are sold in transactions not involving any public offering or in transactions exempt from registration pursuant to Regulation S under the Securities Act.(6)

     In this case, the Trust will issue beneficial interests in the form of the Certificates. To fall within the scope of the Rule, the Trust must be a "special purpose entity," as defined by the Rule. Under the Rule the term "special purpose entity" means the following:

--------------------

(1)  11 U.S.Css.ss. 109(b)(2) and (d).

(2) See Treatment by the FDIC as Conservator or Receiver of Financial Assets Transferred by an Insured Depository Institution in Connection With a Securitization or Participation, 65 Fed. Reg. 49,189 (2000) (the "Rule") (codified at 12 C.F.R.ss. 360.6).

(3)  65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(a)(4)(i)).

(4)  65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360(a)(4)(i)).

(5)  65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360(a)(4)(i)).

(6)  65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(a)(4)(i)).



                                      D-3C

Credit Suisse First Boston Corporation
March 16, 2001
Page 6


     a trust, corporation, or other entity demonstrably distinct from the insured depository institution that is primarily engaged in acquiring and holding (or transferring to another special purpose entity) financial assets, and in activities related or incidental thereto, in connection with the issuance by such special purpose entity (or by another special purpose entity that acquires financial assets directly or indirectly from such special purpose entity) of beneficial interests. 7

     The Trust will be primarily engaged in acquiring and holding financial assets and in activities related or incidental thereto, in connection with the issuance of the Certificates. The Trust is a trust established under the laws of New York. The permitted activities of the Trust are specifically set forth in, and are strictly limited by, the Pooling and Servicing Agreement. Key does not control, is not controlled by, nor is it under common control with, the Trustee or the Trust; rather, the limited decision-making authority permitted under the Pooling and Servicing Agreement is vested in the Trustee and the Certificateholders, as set forth in the Pooling and Servicing Agreement. Moreover, the documents evidencing the principal assets of the Trust, the Mortgage Notes and related Mortgage Files, will be assigned to and physically delivered into the possession of the Trustee, or a custodian appointed by the Trustee (which custodian may not, as set forth in the Pooling and Servicing Agreement, be Key). Although the Rule does not provide any guidance regarding the circumstances under which a special purpose entity is "demonstrably distinct" from a depository institution, we believe that the facts set forth above demonstrate that the Trust is an entity distinct from Key. Therefore, the Trust appears to satisfy the definition of a "special purpose entity" under the Rule.

     The other requirement for the Transactions to be covered by the Rule is met because the most senior class of securities issued in the Transactions are rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by Fitch and Moody's, which are nationally recognized statistical rating organizations.8 Although the Rule does not define the phrase "nationally recognized statistical rating organizations," this phrase is used by the FDIC, other bank regulatory agencies and the Securities and Exchange Commission in several regulations, is defined by the Securities and Exchange Commission in several regulations and is defined by the Securities and Exchange Commission at 17 C.F.R. ss. 240.150c3-1(c)(2)(vi)(F) as including Fitch and Moody's, the two agencies rating the most senior classes of securities in the Transactions. Although the Rule does not expressly adopt that definition, we believe that a court would hold that Fitch and Moody's are nationally recognized statistical rating organizations, either on the basis of the Securities and Exchange Commission's rule or otherwise.

     OTHER QUALIFICATIONS

     The foregoing opinion is subject to the following qualifications:

     1. If Key were to become a debtor under the FDIA and asserted that the beneficial interest in and legal title to the Mortgage Loans were part of Key's estate, we express no opinion as to how long the Trust would be denied possession of the Mortgage Loans in Key's possession before the validity of such an assertion could be finally decided. We also express no opinion as to whether, if the

-----------

(7)  65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(a)(5)).

(8)  65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(a)(4)(i)).



                                      D-3C

Credit Suisse First Boston Corporation
March 16, 2001
Page 7


FDIC were to assert that the beneficial interest in and legal title to the Mortgage Loans were part of Key's receivership estate, a court would permit Key to use collections of the Mortgage Loans in Key's possession without the consent of the Trustee either before deciding the issue or pending appeal after a decision adverse to the Trust.

     2. We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or other such temporary relief affording delay pending a determination on the merits; by such reservation, however, we do not imply that we have undertaken any analysis to determine whether any such equitable relief would ultimately be available to prevent enforcement of the transaction.

     3. We express no opinion with respect to the power of the FDIC, as receiver or conservator, to disaffirm or repudiate any agreement (including, but not limited to, the Loan Purchase Agreement) to the extent it imposes continuing obligations or duties upon Key in receivership or conservatorship.

     4. We express no opinion herein as to whether any transfer or obligation is avoidable as a preference or fraudulent transfer.

     5. The opinions are subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

     6. We express no opinion as to compliance or the effect of noncompliance by the Trustee with any state or federal laws or regulations applicable to it in connection with the transactions described in the Pooling and Servicing Agreement.

     7. We express no opinion with respect to the enforceability of any Mortgage Loan or the existence of any claims, rights, defenses, counterclaims or objections in favor of the mortgagor thereon that can be asserted against or are effective against Key, the Depositor, the Trustee or the Certificateholders. We note that unless the mortgagor with respect to a Mortgage Loan has received notice of the assignment thereof (such notice not being contemplated by the Loan Purchase Agreement), bona fide payments made by such mortgagor to Key or a second assignee of such Mortgage Loan shall discharge such mortgagor's obligations to the extent of such payment, and such payment will only be recoverable from Key or, in certain cases, from such second assignee, as the case may be.

     8. We have assumed that there are no agreements (other than the Agreements) prohibiting, restricting or conditioning the assignment of any portion of the Mortgage Notes.

     9. We express no opinion as to the ability of the FDIC, as conservator or receiver, to transfer the Loan Purchase Agreement without any approval or consent of the parties, pursuant to 12 U.S.C.ss.1821(d)(2)(G).

     The foregoing analysis and its conclusions are premised upon, and limited to, the law and the structure of the proposed transaction in effect as of the date of this letter. We do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and assume no responsibility for advising you of (i) the discovery subsequent to the date of this opinion



                                      D-3C

Credit Suisse First Boston Corporation
March 16, 2001
Page 8


letter of factual information not previously known to us pertaining to the events occurring prior to the date of this opinion letter or (ii) the amendment or repeal of the Rule by the FDIC after the date of this opinion letter. Furthermore, we note that a court's decision regarding matters upon which we opine herein is based on the court's own analysis and interpretation of the factual evidence before the court, and applicable legal principles.

     This opinion is solely for the benefit of the addressees and should not relied on by any other person. It is rendered solely in connection with the Transactions. It may not be quoted, in whole or in part, or otherwise referred to or used by you for any purpose, nor may copies hereof be delivered to any other person (except to parties involved in the Transactions and their counsel as part of the closing set related to the Transactions) without our prior written consent.




                                        Very truly yours,



                                        POLSINELLI SHALTON & WELTE, P.C.




                                      D-3C

Credit Suisse First Boston Corporation
March 16, 2001
Page 1

                                  EXHIBIT D-3D

              FORM OF LETTER OF POLSINELLI, SHALTON & WELTE, P.C.,
                            PURSUANT TO SECTION 7(ix)

                                 March 16, 2001

Credit Suisse First Boston Corporation       Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                            45 Broadway, 12th Floor
New York, New York 10010                     New York, New York 10006

Credit Suisse First Boston Mortgage          Moody's Investors Service, Inc.
   Securities Corp.                          99 Church Street
11 Madison Avenue                            New York, New York 10007
New York, New York 10010

Merrill Lynch, Pierce,                       Fitch, Inc.
   Fenner & Smith Incorporated               One State Street Plaza, 31st Floor
4 World Financial Center, 26th Floor         New York, New York 10004
250 Vesey Street
New York, NY 10080

Salomon Smith Barney Inc.                    McDonald Investment Inc.
388 Greenwich Street                         800 Superior Avenue
New York, New York 10013                     Cleveland, Ohio 44114


     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass Through Certificates, Series 2001-CK1
          ---------------------------------------------------------------


Ladies and Gentlemen:

     We have acted as special counsel to KeyBank National Association ("KeyBank") and KeyBank Real Estate Capital Markets, Inc. ("KRECM"), in connection with the Pooling and Servicing Agreement ("POOLING AND SERVICING AGREEMENT") dated as of March 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp. as Depositor (the "DEPOSITOR"), KRECM as Master Servicer, ORIX Real Estate Capital Markets, LLC as Special Servicer, and Wells Fargo Bank Minnesota, N.A. as Trustee, and in connection with the Mortgage Loan Purchase Agreement ("LOAN PURCHASE AGREEMENT") dated as of March 5, 2001, among KeyBank as Seller and the Depositor as Purchaser.

     This letter is delivered to you at the request of KeyBank pursuant to the Loan Purchase Agreement, the Underwriting Agreement ("UNDERWRITING AGREEMENT") dated March 5, 2001, among the Depositor, Credit Suisse First Boston Corporation ("CSFB"), Merrill Lynch, Pierce, Fenner &



                                      D-3D

Credit Suisse First Boston Corporation
March 16, 2001
Page 2


Smith, Inc., Salomon Smith Barney Inc., and McDonald Investments Inc. as Underwriters (in such capacity, collectively, the "UNDERWRITERS") and pursuant to the Certificate Purchase Agreement ("CERTIFICATE PURCHASE AGREEMENT") dated March 5, 2001, between the Depositor and CSFB.

     The Certificates to be issued by the Depositor pursuant to the Pooling and Servicing Agreement are divided into classes. The Certificates of Classes A-1, A-2, A-3, B, C and D (collectively, the "PUBLICLY OFFERED CERTIFICATES") will be sold to the Underwriters pursuant to the Underwriting Agreement and offered for sale to the public pursuant to a prospectus dated March 5, 2001 ("BASE PROSPECTUS"), as supplemented by a prospectus supplement dated March 5, 2001 ("PROSPECTUS SUPPLEMENT" and along with the Base Prospectus, the "Prospectus"). The Certificates of Classes E, F, G, H, J, K, L, M, N, O, A-X, A-CP, A-Y, R and V (the "PRIVATELY OFFERED CERTIFICATES" and along with the Publicly Offered Certificates, the "CERTIFICATES") will be sold to CSFB pursuant to the Certificate Purchase Agreement. CSFB will offer the Privately Offered Certificates pursuant to a confidential offering circular dated March 5, 2001 (the "CONFIDENTIAL OFFERING CIRCULAR"). Capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement or the Pooling and Servicing Agreement, as applicable.

     The purpose of our professional engagement was to advise with respect to legal matters and not to determine or verify facts. Many of the determinations involved in the preparation of the Prospectus Supplement and the Confidential Offering Circular were factual. We have not independently verified, do not make any representation as to, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement or the Confidential Offering Circular.

     In connection with the delivery of this letter, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Prospectus, the Confidential Offering Circular, the Loan Purchase Agreement, the Pooling and Servicing Agreement, and other such documents and records as we have deemed relevant or necessary as the basis for the views expressed in this letter. We have obtained such certificates from and made such inquiries of officers and other representatives of KeyBank and KRECM as we have deemed relevant or necessary as the basis of the views expressed in this letter. We have relied upon and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the views expressed in this letter are based.

     We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Loan Purchase Agreement and the Pooling and Servicing Agreement and underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed in this letter, (ii) the legal capacity of natural persons,
(iii) the genuineness of all signatures (except for the signatures of officers of KRECM and KeyBank) and the authenticity of all documents submitted to us as originals, (iv) the conformity to the originals of all documents submitted to us as certified conformed or photostatic copies, (v) the due authorization by all necessary action, and the due execution and delivery, of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement by the parties thereto and the constitution of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement as the legal, valid and binding obligations of each party thereto, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, and



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Credit Suisse First Boston Corporation
March 16, 2001
Page 3


similar laws relating to or affecting the enforceability of creditors' rights generally, the effect of general equitable principals (in equity or at law), and the availability of equitable remedies, (vi) the compliance with the relevant provisions of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement by the parties thereto, (vii) the conformity, to the requirements of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Loan Documents delivered to the Depositor by KeyBank, (viii) the absence of any agreement that supplements or otherwise modifies the agreements expressed in each of the Loan Purchase Agreement and the Pooling and Servicing Agreement, and (ix) the conformity of the text of each document filed with the Securities Exchange Commission through the EDGAR system to the printed documents reviewed by us. In rendering this letter, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

     In the course of acting as special counsel to KeyBank and KRECM we have responded to inquiries from time to time by KeyBank's closing coordinators, reviewed title insurance commitments and surveys and prepared most of the loan documents for a majority of the Mortgage Loans (as defined in the Loan Purchase Agreement) originated by KeyBank. In connection with the preparation of the Prospectus Supplement and the Confidential Offering Circular, we met in conferences and participated in telephone conversations with officers and employees of KeyBank and KRECM and counsel, officers and other representatives of the Depositor, the Underwriters, CSFB and the other Mortgage Loan Seller, during which conferences and telephone conversations the contents of the Prospectus Supplement and the Confidential Offering Circular were discussed. We have not independently undertaken any procedures that were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements made in the Prospectus Supplement or the Confidential Offering Circular. On the basis of the foregoing and subject to the limitations set forth herein, nothing has come to our attention to cause us to believe that either the Prospectus Supplement or the Confidential Offering Circular, as of their respective dates or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and we do not make any comment in this paragraph with respect to (i) financial statements, schedules or other accounting, financial, or statistical data or other information of that nature contained in or omitted from the Prospectus Supplement or the Confidential Offering Circular, or (ii) information contained in the computer diskette or the CD-ROM accompanying the Prospectus Supplement which we assume, but have not verified, does not vary from and is not different in any way from the information contained in the Prospectus Supplement). In that connection, we advise you that we have, as to materiality, relied to the extent we deemed appropriate on the judgment of officers and other representatives of KeyBank, KRECM and their affiliates. In addition, in that connection we call to your attention that, with your knowledge and consent, we have not (except as described above) examined or otherwise reviewed any of the Mortgage Files in connection with the transactions contemplated by the Pooling and Servicing Agreement and the Loan Purchase Agreement (collectively, the "TRANSACTIONS"), any particular documents contained in such files or any other documents with respect to the Mortgage Loans.

     Whenever a statement herein is qualified by the phrase "come to our attention," it is intended to indicate that, during the course of our representation of KeyBank or KRECM, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys currently in this firm who have been actively involved in representing KRECM or KeyBank in connection with the Transactions or in connection with the origination of any of


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Credit Suisse First Boston Corporation
March 16, 2001
Page 4


the Mortgage Loans being sold as part of the Transactions. However, we have not undertaken any independent investigation to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of KRECM or KeyBank.

     This letter is solely for the benefit of the addressees and may not be relied upon or used by, circulated, filed with any governmental authority or other regulatory agency, quoted or referred to, nor may copies hereof be delivered to, any other person (except to the parties involved in the Transactions and their respective counsel as part of the closing set related to the Transactions) without our prior written approval. We disclaim any obligation to update this letter for events occurring or coming to our attention after the date hereof, notwithstanding that such changes may affect the views or beliefs expressed in this letter.




                                               Very truly yours,



                                               POLSINELLI SHALTON & WELTE, P.C


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